SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                          May 11, 1995

               Clear Channel Communications, Inc.
     (Exact name of registrant as specified in its charter)

                              Texas
                    (State of Incorporation)

        1-9645                            74-1787539
(Commission File Number)     (I.R.S. Employer Identification No.)


                  200 Concord Plaza, Suite 600
                    San Antonio, Texas 78216
                         (210) 822-2828

                (Address and telephone number of
                  principal executive offices)

              Clear Channel Communications, Inc.

                            Form 8-K


Item 2.(a)

     On May 11, 1995, Clear Channel Radio, Inc. ("CCR"), a wholly owned subsidiary of the registrant, Clear Channel Communications, Inc., acquired by purchase 50% of the voting Common Stock representing a 50% interest of APN Broadcasting PTY LTD. Simultaneously, APN Broadcasting PTY LTD. merged with the Australian Radio Network. The merged entity was renamed The Australian Radio Network, LTD. (ARN). CCR retained its 50% interest in this newly named entity. ARN, an Australian Corporation, is not an affiliate of the registrant.

     At the time of the acquisition ARN owned 15 radio stations, however due to Australian ownership restrictions under the Broadcast Services Act of 1992 ARN will be required to divest itself of six radio stations within the next six months. Upon completion of this divestiture ARN will own and operate nine radio stations in six different markets including Australia's three largest markets Sydney, Brisbane and Melbourne. In addition, ARN owns the largest radio representation firm, Radio Air Solutions; a narrow-cast in-store radio service, Airplay Media Services and a satellite up-link and distribution facility, ARNSAT. The interest in the entity acquired will be accounted for using the equity method.

     As consideration for the interest acquired, registrant's subsidiary paid cash of approximately $75,000,000 to ARN at closing representing the purchase price for the 50% interest. CCR will receive 50% of the proceeds from the sale of the six radio stations. The purchase price was based upon an arms length negotiation considering the potential cash flow generated by the acquisition and consideration of the markets in which the stations are located, management, personnel, and the overall operation of the entity as a going concern.

     Sources of funds utilized in completing this acquisition were provided by a financing arrangements by and between Nations Bank of Texas, as Agent and the registrant.

Item 2.(b)

     The interest acquired by registrant's subsidiary were utilized by ARN for the purposes of radio broadcasting as well as the ancillary businesses referred to above. Registrant intends to continue such uses.


               Clear Channel Communications, Inc.

                            Form 8-K


Item 7.(a)

     It is impracticable to provide the financial statements required under Item 7.(a) as of the required filing date of Form 8-K. Such required financial statements will be filed under cover of Form 8-KA as soon as available and in no event later than July 25, 1995.


Item 7.(b)

     It is impracticable to provide the pro-forma financial information required under Item 7.(b) as of the required filing date of Form 8-K. Such required pro-forma financial information will be filed under cover of Form 8-KA as soon as available and in no event later than July 25, 1995.

Item 7.(c)

     See index to exhibits on page 5.

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               Clear Channel Communications, Inc.



Date                           By
                                  L. Lowry Mays, President





Date                           By
                                  Herbert W. Hill, Jr.
                                  Vice President/Controller and
                                  Principal Financial Officer

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               Clear Channel Communications, Inc.



Date     May 26, 1995          By L. Lowry Mays
                                  L. Lowry Mays, President





Date     May 26, 1995          By Herbert W. Hill, Jr.
                                  Herbert W. Hill, Jr.
                                  Vice President/Controller and
                                  Principal Financial Officer

              Clear Channel Communications, Inc.
                            Form 8-K


Index to Exhibits
Item 7.(c)

(a) 3.1  --    Articles of Incorporation, as amended, of
               Registrant
(a) 3.2  --    Amended and Restated By-Laws of Registrant
(a) 4    --    Buy-Sell Agreement among Clear Channel
               Communications, Inc., L. Lowry Mays, B. J. McCombs,
               John M. Schaefer and John W. Barger dated May 31,
               1977.
(g) 4.1  --    Revolving Credit and Term Loan Agreement, dated as
               of October 1, 1984, by and among Clear Channel
               Communications, Inc., The Signatory Banks Hereto,
               and The Bank of New York, as Agent.
(g) 4.3 --     Amendment No. 1, dated as of August 25, 1986, to
               the Revolving Credit and Term Loan Agreement, dated
               as of October 1, 1984, by and among Clear Channel
               Communications, Inc., The Signatory Banks thereto
               and The Bank of New York as Agent.
(g) 4.4  --    Amended and Restated Credit Agreement by and among
               Clear Channel Television, Inc., NCNB Texas National
               Bank, Texas Commerce Bank and NCNB Texas National
               Bank as administrative lender.
(g) 4.5  --    Amendment No. 2, dated as of December 31, 1986, to
               the Revolving Credit and Term Loan Agreement, dated
               as of October 1, 1984, by and among Clear Channel
               Communications, Inc., the Signatory Banks thereto
               and The Bank of New York, as Agent, as amended by
               Amendment No. 1, dated as of August 25, 1986.
(g) 4.6  --    Amendment No. 3, dated as of December 27, 1988, to
               the Revolving Credit and Term Loan Agreement, dated
               as of October 1, 1984, by and among Clear Channel
               Communications, Inc., the Signatory Banks and The
               Bank of New York, as Agent, as amended by Amendment
               No. 1, dated as of August 25, 1986, and Amendment
               No. 2, dated as of December 31, 1986.
(g) 4.7  --    Amendment No. 4, dated as of December 31, 1988, to
               the Revolving Credit and Term Loan Agreement, dated
               as of October 1, 1984, by and among Clear Channel
               Communications, Inc., the Signatory Banks and The
               Bank of New York, as Agent, as amended by Amendment
               No. 1, dated as of August 25, 1986, Amendment No.
               2, dated as of December 31, 1986, and Amendment No.
               3, dated as of December 27, 1988.
(g) 4.8  --    Amendment No. 5, dated as of July 14, 1989, to the
               Revolving Credit and Term Loan Agreement, dated as of October 1, 1984, by and among Clear Channel
               Communications, Inc., the Signatory Banks thereto and The Bank of New York, as Agent, as amended by Amendment No. 1, dated as of August 25, 1986,
               Amendment No. 2, dated as of December 31, 1986,
               Amendment No. 3, dated as of December 27, 1988, and
               Amendment No. 4, dated as of December 31, 1988.

(g) 4.9  --    Amendment No. 6 and Waiver No. 1, dated as of
               September 30, 1989, to the Revolving Credit and
               Term Loan    Agreement, dated as of October 1,
               1984, by and among Clear Channel Communications,
               Inc. the Signatory Banks thereto and The Bank of
               New York, as Agent, as amended by Amendment No. 1,
               dated as of August 25, 1986, Amendment No. 2, dated
               as of December 31, 1986, Amendment No. 3, dated as
               of December 27, 1988, Amendment No. 4, dated as of
               December 31, 1988, and   Amendment No. 5, dated as
               of July 14, 1989.
(g) 4.10 --    Amendment No. 7, dated as of March 31, 1990, to the
               Revolving Credit and Term Loan Agreement, dated as
               of October 1, 1984, by and among Clear Channel
               Communications, Inc., the Signatory Banks thereto
               and The Bank of New York, as Agent, amended by
               Amendment No. 1, dated as of August 25, 1986,
               Amendment No. 2, dated as of December 31, 1986,
               Amendment No. 3, dated as of December 27, 1988,
               Amendment No. 4,  dated as of December 31, 1988,
               Amendment No. 5, dated as of July 14, 1989, and
               Amendment No. 6 and Waiver No. 1, dated as of
               September 30, 1989.
(o) 4.11 --    Credit Agreement, dated as of September 30, 1994,
               by and among Clear Channel Communications, Inc.,
               Certain Lenders and Nationsbank of Texas, N.A. as
               administrative lender.
(a)10.16 --    Incentive Stock Option Plan of Clear Channel
               Communications, Inc. dated as of January 1, 1984.
(b)10.18 --    Radio Asset Purchase Agreement dated June 9, 1986,
               by  and between WHAS, Inc. and Clear Channel
               Communications, Inc.
(b)10.19 --    Letter from George N. Gill, dated September 1,
               1986, amending the Radio Asset Purchase Agreement
               dated June 9, 1986, by and between WHAS, Inc. and
               Clear Channel Communications, Inc.
(c)10.20 --    Television Asset Purchase Agreement dated December
               30, 1988, by and between Michigan Energy, Inc. and
               Clear Channel Television, Inc.
(d)10.22 --    Television Asset Purchase Agreement dated January
               31, 1989, as amended by and between the Roman
               Catholic Diocese of Tucson and Clear Channel
               Television, Inc.
(e)10.23 --    Television Asset Purchase Agreement dated August
               25, 1989, by and between Malrite of Jacksonville,
               Inc. and Clear Channel Television, Inc.
(f)10.25 --    Television Asset Purchase Agreement dated July 31,
               1990, by and between Channel 24, Ltd. Debtor in
               Possession and Clear Channel Television, Inc.
(g)10.26 --    Station Affiliation Agreement between Fox
               Broadcasting Company and Clear Channel Television,
               Inc. for the carriage of programming over WPMI-TV,
               Mobile, Alabama, dated June 13, 1989.
(g)10.27 --    Station Affiliation Agreement between Fox
               Broadcasting Company and Clear Channel Television,
               Inc. for the carriage of programming over WAWS-TV,
               Jacksonville, Florida, dated August 16, 1989.
(g)10.28 --    Station Affiliation Agreement between Fox
               Broadcasting Company and Clear Channel Television,
               Inc. for the carriage of programming over KOKI-TV,
               Tulsa, Oklahoma, dated December 28, 1989.
(g)10.29 --    Station Affiliation Agreement between Fox
               Broadcasting Company and Clear Channel Television,
               Inc. for the carriage of programming over KSAS-TV,
               Wichita, Kansas, dated July 10, 1989.
(h)10.30 --    Television Asset Purchase Agreement dated January
               27, 1992, by and between Chase Broadcasting of
               Memphis,  Inc. and Clear Channel Television, Inc.
(h)10.31 --    Radio Asset Purchase Agreement dated January 31,
               1992, by and between Noble Broadcasting of
               Connecticut, Inc. and Clear Channel Radio, Inc.
(h)10.32 --    Radio Asset Purchase Agreement dated April 19, 1992
               by and between Edens Broadcasting, Inc. and Clear
               Channel Radio, Inc.
(i)10.33 --    Radio Asset Purchase Agreement dated March 9, 1993,
               by and between KHFI Venture, LTD. and Clear Channel
               Radio, Inc.
(j)10.34 --    Radio Asset Purchase Agreement dated December 28,
               1992, by and between Westinghouse Broadcasting
               Company, Inc. and Clear Channel Radio, Inc.
(j)10.35 --    Radio Asset Purchase Agreement dated December 23,
               1992, by and between Inter-Urban Broadcasting of
               New Orleans Partnership and Snowden Broadcasting,
               Inc.
(k)10.36 --    Television Asset Purchase Agreement dated August
               19, 1993, by and between Television Marketing Group
               of Memphis, Inc. and  Clear Channel Television,
               Inc.
(l)10.37 --    Radio Asset Purchase Agreement dated April 1, 1993,
               by and between Capital Broadcasting of Virginia,
               Inc. and Clear Channel Radio, Inc.
(m)10.38 --    Television Asset Purchase Agreement dated August
               31, 1993 by and between Nationwide Communications,
               Inc. and Clear Channel Television, Inc.
(n)10.39 --    Radio  Asset  merger  Agreement  dated March 22,
               1994 by   and between Metroplex Communications,
               Inc., Metroplex Communications II, Inc.,
               Metroplex/Robinson Broadcasting Co., Norman Wain,
               Robert C. Weiss, David Ross, Charles Schaefer,
               Lewis C. Fisher, Nina Wain, Leona Weiss, Norman
               Wain as shareholders' agent and registrant.
(o)10.40 --    Radio Partnership Interest Purchase Agreement dated
               April 5, 1994, by and between Cook Inlet
               Communications, Inc. and WCC Associates and Clear
               Channel Radio, Inc.
(p)10.41 --    Television Asset Purchase Agreement dated September
               12, 1994 by and between Heritage Broadcasting
               Company of New York, Inc. and Clear Channel
               Television, Inc.
(q)10.42 --    Radio Asset Purchase Agreement dated November 17,
               1994 between Noble Broadcasting of Houston Inc. and
               Clear Channel Radio Inc.
   10.43 --    Shareholders Agreement dated February 1995 between
               Australian Provincial Newspapers Holdings Limited
               and Clear Channel Radio Inc.
 (a)     --    Incorporated by reference to the similarly numbered
               exhibits of the Company's Registration Statement on
               Form S-1 (Reg. No. 2-89161) dated April 19, 1984.
 (b)     --    Incorporated by reference to the Registrant's Form
               8-K dated September 15, 1986.
 (c)     --    Incorporated by reference to the Registrant's Form
               8-K dated January 11, 1989
 (d)     --    Incorporated by reference to Registrant's Form 10-Q
               dated March 31, 1989.
 (e)     --    Incorporated by reference to the Registrant's Form
               8-K dated September 8, 1989.
 (f)     --    Incorporated by reference to the Registrant's Form
               10-Q dated November 7, 1990.
 (g)     --    Incorporated by reference to the Company's
               registration statement on Form S-2 dated July 30,
               1991.
 (h)     --    Incorporated by reference to the Registrant's Form
               8-K dated July 14, 1992.
 (i)     --    Incorporated by reference to the Registrant's Form
               8-K dated March 23, 1993.
 (j)     --    Incorporated by reference to the Registrant's Form
               10-Q dated May 12, 1993.
 (k)     --    Incorporated by reference to the Registrant's Form
               8-K dated September 2, 1993.
 (l)     --    Incorporated by reference to the Registrant's Form
               10-Q dated November 1, 1993.
 (m)     --    Incorporated by reference to the Registrant's Form
               8-K dated October 27, 1993.
 (n)     --    Incorporated by reference to the Registrant's Form
               8-K dated October 26, 1994.
 (o)     --    Incorporated by reference to the Registrant's Form
               10-Q dated November 14, 1994.
 (p)     --    Incorporated by reference to the Registrant's Form
               Form 8-K dated December 14, 1994
 (q)     --    Incorporated by reference to the Registrant's Form
               Form 8-K dated January 13, 1995


EXHIBIT 22

Subsidiaries of Registrant, Clear Channel Communications, Inc.

          Name                             State of Incorporation

Clear Channel Communications                        Texas
  of Memphis, Inc.

Clear Channel Television, Inc.                      Nevada

Clear Channel Radio, Inc.                           Nevada

Clear Channel Management, Inc.                      Delaware

Clear Channel Radio Licenses, Inc.                  Nevada

Clear Channel Television Licenses, Inc.             Nevada

Snowden Broadcasting of New Orleans, L.C.           Texas

Clear Channel Holdings, Inc.                        Nevada

Clear Channel Metroplex, Inc.                       Nevada

Clear Channel Metroplex Licenses, Inc.              Nevada

Clear Channel Real Estate, Inc.                     Nevada

CCR - Houston-Nevada, Inc.                          Nevada

CCC - Houston A M LTD                               Texas


            APN BROADCASTING INVESTMENTS PTY LIMITED
                             ("APN")

        AUSTRALIAN PROVINCIAL NEWSPAPERS HOLDINGS LIMITED
                        ("APN Holdings")

                    CLEAR CHANNEL RADIO INC.
                             ("CCC")

                CLEAR CHANNEL COMMUNICATIONS INC.
                           ("CCC Inc")

                    APN BROADCASTING PTY LTD.
                         ("the Company")

         AUSTRALIAN RADIO NETWORK SHAREHOLDERS AGREEMENT

                       Allen Allen & Hemsley
                             Sydney
                        Ref: TGB 1060130

AUSTRALIAN RADIO NETWORK SHAREHOLDERS AGREEMENT


AGREEMENT dated February 1995 between:

1. APN BROADCASTING INVESTMENTS PTY LIMITED (ACN 066 758 923) incorporated in the Australian Capital Territory of 10th
      Floor, 300 Ann Street, Brisbane, Queensland ("APN");

2.    AUSTRALIAN PROVINCIAL NEWSPAPERS HOLDINGS LIMITED (ACN 008
      637 643) incorporated in the Australian Capital Territory of
      10th Floor, 300 Ann Street, Brisbane, Queensland ("APN
      Holdings");

3.    CLEAR CHANNEL RADIO INC incorporated in Nevada, USA
("CCC");

4.    CLEAR CHANNEL COMMUNICATIONS INC. incorporated in Texas,
USA
      of San Antonio, Texas ("CCC Inc."); and

5.    APN BROADCASTING PTY LTD (ACN 065 986 987) incorporated in
      New South Wales of 10th Floor, 300 Ann Street, Brisbane,
      Queensland ("the Company").

RECITALS

A. The Company, a wholly-owned subsidiary of APN and owner of radio businesses, has negotiated and signed an agreement to purchase radio station Gold 104FM, attached in Exhibit A.

B. The Company has negotiated an agreement to purchase radio businesses from Australian Broadcasting Company Pty Ltd a draft of which is attached in Exhibit B.

C. CCC Inc has long-standing expertise in the conduct of radio businesses in the United States.

D. APN has invited CCC Inc to become a joint venture owner with
      APN of the Company, which CCC has agreed to do, by subscribing equity and debt in the Company which will be applied to retire existing debt and fund the completion of the acquisitions described in Recitals A and B.

E. The general objective of the parties in entering into this agreement is to facilitate the acquisition by the Company of
      a second radio network, and to amalgamate that network with the Company's existing network.

F. The attainment of the objective described in Recital E will require the Company to dispose of various AM radio licences.

G. The parties have agreed that once the two networks have been merged, the merged network will be called Australian Radio
      Network, and APN Broadcasting will be renamed Australian
      Radio Network Pty Ltd.


IT IS AGREED as follows.

1. DEFINITIONS AND INTERPRETATION

1.1 Definitions

The following definitions apply unless the context requires other wise.

"A" Director means a Director appointed by the holder of issued
"A"
Shares.

"A" Shares means the "A" Class Shares of $1 each in the capital of the Company.

"APN's Bank" means any bank approved by CCC, such approval not to be unreasonably withheld.

Articles means the articles of association substantially in the form of the articles of association set out in Schedule 1 to be adopted by the Company, as amended or replaced. Any reference~ to an
Article is a reference to that article of the Articles.

Auditors means the auditors of APN Broadcasting.

Authorisation includes any consent, authorisation, registration, filing, lodgement, permit, franchise, agreement, notarisation, certificate, permission, licence, approval, direction, declaration, authority or exemption from, by or with any government or any governmental, semi-governmental or judicial entity or authority (including any self-regulatory organisation established under statute or any stock exchange).

"B" Shares means the non-voting "B" Class Shares of $1 each in the capital of the Company.

Board means the Directors of the Company or those of them who are present at a meeting of the Directors at which there is a quorum.


Business means the Company's business of owning and operating
Electronic Media businesses in South East Asia.

Business Day means a week day on which banks are open in Sydney, Australia.

CCC's Bank means the agent for a syndicate of banks which agrees to provide financial accommodation to CCC Inc to enable it to satisfy
CCC's obligations under this Agreement, or any other bank approved by APN, such approval not to be unreasonably withheld.

"C" Director means a Director appointed by the holder of issued
"C"
Shares.

"C" Shares means the "C" Class Shares of $l.00 each in the capital of the Company.

"Confidential Information" means all information of a Shareholder or the Company (the Relevant Party) which is disclosed to or observed by another party which is regarded by the Relevant Party as confidential to it and which is so notified to the other party, including information relating to technology, processes, products, specifications, inventions or designs used or developed by the Relevant Party, trade secrets and know-how and information of a commercially sensitive nature. Confidential Information does not include information which:

(a) at the time of the first disclosure to or observation by the other party, was already in the lawful possession of that party in written form;

(b) is in or comes into the public domain otherwise than by disclosure in breach of this Agreement; or

(c) becomes available to the other party from any other source provided it was no acquired directly or indirectly from the Relevant Party.

Converting Notes means converting notes issued by the Company having the rights set out in Schedule 4.

Corporations Law means the Corporations Law of Australia.

Deed of Accession means a deed by which any new Shareholder will agree to be bound by the terms of this Agreement, substantially in the form of set forth in Schedule 6.

Director means a person appointed to the office of Director of the
Company under the Articles and in accordance with this Agreement and includes any alternate Director duly appointed and acting as a
Director.

Disclosure Letter means the letter to be given by APN to CCC pursuant to clause 13.2(g).

Dispose in relation to any property means to sell, transfer, assign, create a Security Interest over, declare oneself a trustee of or part with the benefit of or otherwise dispose of that property (or any interest in it or any pan of it) including, without limitation, in relation to a Share, to enter into a transaction in relation to the Share (or any interest in the Share)
(other than a transaction permitted by this Agreement and the Articles or conditional on each other Shareholder consenting to it or waiving certain of its rights under this Agreement or the Articles or as otherwise agreed by each Party) which results in a person other than the registered holder of the Share:

(a) acquiring any equitable interest in the Share, including, without limitation, an equitable interest arising under a declaration of trust, an agreement for sale and purchase or an option agreement or an agreement creating a charge or other Security Interest over the Share; or

(b) acquiring any right to receive directly or indirectly any dividends payable in respect of the Share; or

(c) acquiring any rights of pre-emption, first refusal or other control over the disposal of the Share; or

(d) acquiring any rights of control over the exercise of any voting rights or rights to appoint Directors attaching to the
      Share; or

(e) otherwise acquiring legal or equitable rights against the registered holder of the Share which have the effect of placing the person in the same position as if the person had
      acquired a legal or equitable interest in the Share itself.


dividend includes a bonus or other distribution in kind or in cash.

Effective Date means the first date on which all of the conditions precedent described in Clause 2.1 have been satisfied.

Electronic Media means free to air and pay radio and television.

Group Company each mean any one of the following corporations:

     (a)    the Company; and

      (b)    each Subsidiary of the Company.

Holding Company has the meaning given in the Corporations Law.

Independent Expert means an independent expert determining a dispute relating to this Agreement or a matter concerning this Agreement in the manner set out in Clause 33.

Independent Newspapers plc means Independent Newspapers plc, incorporated in Ireland, of Dublin, Ireland.

Loans means, in relation to a Shareholder, loans or financial accommodation made or provided to the Company by that Shareholder and by any Related Body Corporate of that Shareholder (in each case in accordance with this Agreement) and shall include loans represented by Promissory Notes issued by the Company.

Management Accounts means the balance sheet set out in Exhibit C.

par~ means each of the Shareholders, the Company and any person who executes a Deed of Accession.

Preference Share means a redeemable preference share of any class in the capital of the Company, having the rights set out in
Schedule 5.

Prime Rate means the rate determined to be the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16th of 1%) of the bid rates displayed at or about 10.00 a.m. (Sydney time) on the relevant day on the Reuters "BBSW" page for a term of 90 days, plus l~o, expressed as a yield percent per annum to maturity.

Promissory Notes means Promissory Notes issued by the Company on the terms set forth in Schedule 3.

Related Body Corporate has the meaning given in the Corporations
Law, but on the basis that Subsidiary has the meaning given in this
Agreement and that "body corporate" includes any entity including a partnership and a trust.
Security Interest means an interest or power:

(a) reserved in or over any interest in any asset including, without limitation, any retention of title; or

(b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power by way of security for the payment of debt
or
      any other monetary obligation or the enforcement of any other obligation and whether or not existing or agreed to be granted or created.

Share means an ordinary share of whatever class in the capital of the Company.

Shareholder means each party to this Agreement, whether or not it holds Shares (excluding the Company) and each other party which holds Shares, and if the context requires, shall mean a party and all Related Bodies Corporate of that party.

South East Asia means all countries in the area bounded by (and including) India to the west, China to the north-west, Japan to the north, Micronesia to the east (excluding Hawaii), New Zealand to the south-east and Australia to the south.

Specified Proportion means, in relation to a Shareholder, 50% or such other proportion as equates to the percentage shareholding of voting Shares of that Shareholder in the Company
(whether or not voting rights are suspended but excluding "B" Shares if "B" Shares become entitled to vote), which for the purposes of clause 10 shall be expressed as a fraction of ~e issued voting Shares adjusted if necessary for different proportional holdings of non-voting equity and debt securities.

Subsidiary has the meaning given in the Corporations Law but so that:

(a)   an entity, including a partnership, will also be deemed to be
a Subsidiary of a
          company if it is controlled by that company
(expressions
used in this paragraph have
          the meanings given for the purposes of parts 3.6 and
3.7
of the Corporations Law);

(b) a trust may be a Subsidiary, for the purposes of which a unit or other beneficial interest will be regarded as a share;

(c) a corporation or trust may be a Subsidiary of a trust if it would have been a
          Subsidiary if that trust were a corporation; and

(d) the term "Subsidiary" when used in relation to any Shareholder does not include the
          Company.

Transfer Notice has the meaning given in Article 1.

Transferor means a Shareholder which proposes or is obliged to transfer all or some of its Shares in accordance with this Agreement and the Articles and refers to the Shareholder both before and after registration of the relevant transfer of Shares.


1.2 Interpretation

Headings are for convenience only and do not affect interpretation.
The following rules apply unless the context requires otherwise.

(a)   The singular includes the plural and conversely.

(b)   A gender includes all genders.

(c) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(d) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.
(e) A reference to a Clause or Schedule is a reference to a clause of or a schedule to this Agreement.

(f) A reference to an agreement or document (including, without limitation, a reference to this Agreement) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this
      Agreement or that other agreement or document.

(g) A reference to a party to this Agreement or another agreement or document includes the party's successors, permitted substitutes and assigns (and, where applicable, the party's legal personal representatives).

(h) A reference to legislation or to a provision of legislation (other than in the definitions of "Holding Company",
"Related
      Body Corporate" and "Subsidiary" includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under
it.

(i) A reference to conduct includes, without~ limitation, an omission, statement and undertaking, whether or not in writing.

(j) A reference to an "agreement" includes any undertaking, deed, agreement and legally enforceable arrangement whether or not in writing and a reference to a document includes an agreement (as so defined) in writing and any certificate, notice, instrument and document of any kind.

(k) A reference to "writing" includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

(l) A reference to any professional body includes the successors of that body.

(m) Unless the context requires otherwise, a reference to a holder of a class of issued Shares means:

      (i) if there is only one holder of issued Shares in that class, that holder; and

      (ii) if there is more than one holder of issued Shares in that class, the holders of the majority of issued
            Shares in that class.

(n)   A reference to "dollars" and "S" is to Australian currency.

(o) A reference to a section is a reference to a section of the Corporations Law.

1.3 Incorporation of Schedules

Each Schedule to this Agreement is incorporated by reference in this Agreement but if there is any inconsistency between any Schedule or Annexure (including the Articles) and any provision of this Agreement, the provision of this Agreement prevails to the extent of the inconsistency.

1.4 Consents or Approvals

If the doing of any act, matter or thing under this Agreement is dependent on the consent or approval of a party or is within the discretion of a party, the consent or approval may be given or the discretion may be exercised conditionally or unconditionally or withheld by the party in its absolute discretion.

2. CONDITIONS PRECEDENT

2.1 Agreement is conditional

      This Agreement and the obligations of the parties under this
      Agreement (other than this Clause 2 and Clauses 1, 11, 29,
      30, 31 and 32,) are subject to the prior satisfaction of the following conditions precedent:

      (a) (Joint foreign investment approval) the occurrence of one of the following:

            (i) CCC and APN each receive a notice from the Australian Treasurer to the effect that there is
                  no objection to the proposed acquisition of Shares and Preference Shares in the Company by CCC and APN, and the Company receives a notice from the Australian Treasurer to the effect that
                  there is no objection to the proposed
                  acquisition of shares from Australian
                  Broadcasting Company Pty Ltd under the
                  Commonwealth Government's foreign investment policy. (The applications must be interdependant, so that this condition will not be fulfilled unless notice is received with respect to all acquisitions described in this paragraph (i), and the notices must be either unconditional or impose conditions which are acceptable to each of the parties respectively in their sole discretion. CCC acknowledges that APN will not accept conditions which are unacceptable to APN's Bank.);

            (ii)  the period provided under the Foreign
                  Acquisitions and Takeovers Act 1975, during which the Treasurer may make an order under section 18 or an interim order under section 22 in relation to each of those acquisitions, elapses without such an order being made; or

            (iii) if interim orders are made under section 22, the
                  subsequent period for making final orders prohibiting the relevant acquisition elapses without final orders being made;

      (b) (Acquisition of Albert) the execution of the sale agreements for the acquisitions described in Recital
B
            on terms approved by CCC and APN;

      (c) (Completion) notice from APN's solicitors that completion of the acquisition described in Recital A
or
            the acquisition described in Recital B is ready to proceed forthwith.

2.2   Responsibility for procedure

CCC, APN and the Company shall each be responsible for obtaining foreign investment approval. The Company shall be responsible for obtaining satisfaction of the conditions precedent in paragraphs
2.1(b) and (c).

2.3 Notification of satisfaction of conditions

Each Shareholder shall notify each other party when it is satisfied that all of the conditions precedent set out in Clause 2.1 have been satisfied. No Shareholder may waive any of those conditions precedent without the consent of each other Shareholder which consent must not be unreasonably withheld or delayed.

2.4 Termination on failure of conditions

If any of the conditions precedent in Clause 2.1 is not satisfied (or waived by the Shareholders), or if the condition referred to in clause 2.1(c) is satisfied but completion of the acquisition referred to in the notice does not take place, prior to 30 June 1995 or any other dale agreed between the Shareholders then any Shareholder may, within 7 days after that dale or notice, terminate this Agreement by notice to each other party.

2.5 Consequences of termination

On termination under Clause 2.4, this Agreement will be deemed to be rescinded from the start and of no further effect and no party will have any further obligation to any other party except:

     (a)    for any breach of Clauses 2.2 and 11; and

     (b) APN will purchase from CCC the Converting Notes and Promissory Notes held by CCC at the paid up value.

3.    ACQUISITION OF INTERESTS IN THE COMPANY

3.1 Capital Structure and CCC Subscription

Upon execution of this agreement:
      (a) (general meeting) APN will procure the holding of general meetings of the Company for the purposes referred to in paragraphs 3.1(b) (c) (d) and (h).

      (b)   (Memo and Articles) the Articles will be adopted in
            substitution for the existing articles of association
            of the Company and the authorised capital will be
            increased 1,000,000,000 Ordinary Shares and
100,000,000
            Preference Share.

      (c) (unissued Shares) 499,000,000 of the unissued Shares will be classified as "A" Shares, 1,000,000 of the unissued shares will be classified as "B" Shares a~i

             499,000,000 of the unissued Shares will be classified
            as "C Shares.

      (d) (reclassification of Shares) the two issued Shares in the Company held by AP~ shall be reclassified as "A"
            Shares.

      (e)   CCC will subscribe for and pay up in full 2
Converting
            Notes in the capital of Company, which will convert to
            ~C" Shares on the Effective Date.

      (f) CCC will subscribe for Converting Notes and agrees to purchase Promissory Notes to be issued by the
Company,
            having an aggregate face value of $101.249.99. $57.499.998 of Convening Notes and $43.750.000 of
            Promissory Notes to be paid up in cash in accordance with the provisions of Clause 3.4 and otherwise subject
            the terms set out in Schedules 3 and 4.

      (g) CCC will provide 2 stand-by letters of credit in the amounts of $36.000.000 and $29,000,000 respectively to
            the Company from a bank acceptable to APN's Bank for the purposes of securing its obligations under paragraph (f) in the manner require~ by APN's Bank
and
            on the terms described in Schedule 2. CCC and the "C"

            directors will nol abstain from or vole against any decision or resolution of the Company to draw funds
or
            authorise funds to be drawn on the letters of credit.

      (h) The Company will assign the benefit of the letter of credit in the amount of $36,000,000 to APN's Bank.

      (i) The Company will issue the Converting Notes described in paragraphs 3.1(e) and (f) and allot the n C"
Shares
            and Preference Shares to issue on conversion. 1~DC Company will also allot the shares described in paragraph 3.2(c) to issue on t~e Effective Date.

      (j) (Name change) The Company will change its name to Australian Radio Network~ Pty Ltd as soon as practicable.

      (k) (proprietary companies) The Company will convert every
            Group Company to a proprietary company.

3.2 Board appointments and APN Subscription

On the Effective Dale:

      (a) ("A" Directors) APN shall appoint the "A" Directors under this Agreement, notify the Company as to which one of those Directors appointed will be Chairman of the Board, and procure the resignation of all other directors of the Company;

      (b) ("C" Directors) CCC shall appoint the "C" Directors under this Agreement;

      (c) (Capitalization of Debt) APN will subscribe for, and the Company will issue to APN:

            (i)   28,749,998 ordinary "A" Shares al par;

            (ii)  1 non-voting "B" Class Share at par; and

            (iii) 287,500 Preference Shares at par plus a premium
                  of $99 per share,

by capitalisation of $57.499,999 of existing unsecured debt owing by the Company to APN.

      (d) (Promissory Notes) APN agrees to purchase Promissory Notes issued by the Company with a face value of $43.750,000, to be paid up in cash in accordance with the provisions of Clause 3.5 and otherwise subject to the terms set out in Schedule 3;

      (e) (Application of Funds) The Company will apply the funds received pursuant to Clauses 3.4(a) and 3.5(a) first to
            the repayment of unsecured debt owing to APN and second
            to the payment of its obligations under the acquisition
            contract the completion of which satisfied the condition precedent described in clause 2.1(c). The Company will apply funds received pursuant to Clauses 3.4(b) and 3.5(b) firs to payment of its obligations under the contracts referred to in Recital A and Recital B, and second to working capital.

3.3 Board Meeting

Following the completion of the matters referred to in Clause
3.2,
the Shareholders shall procure that a meeting of the Board is convened and that there are passed at that meeting resolutions in the following order:

      (a) (auditors) appointing Price Waterhouse as Auditors on the basis that the appointment will be reviewed by the
            Shareholders within 6 months;

      (b)   (secretary and public officer) appointing Alexander
W.
            Bathgate Esq. as secretary and public officer of the Company;

      (c) (financial year) adopting 31 December as the Company's balance date for accounting purposes with its first financial year commencing on the date of its incorporation and terminating on 31 December 1994.

3.4 Payments and Conversion by CCC

Subject to Clause 3.7 and on condition that:

            (i) the matters described in Clause 2.1 have occurred;

            (ii) debt owing by the Company to APN has been capitalised in accordance with Clause 3.2(c);

            (iii) APN's Bank has advised CCC in writing that it
                  will release the Group Companies from all obligations to APN's Bank forthwith upon payment
                  by CCC to the Company of $36,000,000;

            (iv) Group Companies are released from all other guarantees and financial obligations to APN and its related bodies corporate; and

            (v)   there is no material breach of the
                  representations made by APN in clause 13.1,

provided that if completion does not take place as contemplated in clause 2.1(c) or obligations are not discharged as contemplated in sub-paragraph (iii) above, the conditions will be deemed nol to have been satisfied and no payment obligation will be deemed to have arisen:

      (a)   CCC agrees to pay to the Company on the Effective
Date
            the sum of $101,249.998

            (i)   $29,000,000 (if the completion of the
                  acquisition described in Recital ~A' satisfies clause 2.1(c)); or

            (ii)  $7,250,000 (if the completion of the
acquisition
                  described in Recital B satisfies clause
2.1(c)),

            by paying up Converting Notes with a face value of $57,499,998 and purchasing Promissory Notes with a face
            value of the balance, (which Convening Notes will convert on that date immediately upon payment to 28,749,998 "C" Shares at par credited as fully paid
and
            287,500 Preference Shares issued at par plus a premium
            of $99 per share, also credited as fully paid).

      (b) CCC agrees to pay to the Company the sum of $101,249,998 less the amount paid pursuant to paragraph
            3.4(a) by purchasing Promissory Notes having a face value of that amount on the later of the Effective
Dale
            and the dale of the last to complete of the contracts described in Recital A and Recital B;

3.5 Payments by APN

Subject to Clause 3.7:

      (a)   APN agrees to pay to the Company on the Effective
Date
            an amount equal to the sum paid by CCC pursuant to paragraph 3.4(a) less $57,499,998 by purchasing Promissory Notes having a face value of that amount;

      (b)   APN agrees to pay to the Company the sum of
$43,750,000
            ~ the amount paid pursuant to paragraph 3.S(a) by purchasing Promissory Notes having a face value of that amount, on the date of the last to complete of the
            contracts described in Recital A and B;

      (c)   APN agrees to pay to the Company the sum of
$14.500,000
            by way of unsecured loan, repayable on the Effective
            Date, if completion of the contract described in Recital A occurs prior to the Effective Date;

3.6 Effective Date

(a) Profits

      APN will be entitled to all profits of the Company and its Subsidiaries until the Effective Date, excluding any profits
      on sale of radio stations.

(b) Dividend

APN and CCC agree to declare a dividend on the ~A~ Shares only equivalent to the whole of the profits (excluding any profits on sale of radio stations) derived by the Company and its subsidiaries until the Effective Dale.

(c) Conduct of Business

APN shall ensure that no Group Company does any of the following things during the period from the dale of this Agreement to the Effective Date (inclusive), without the prior consent of CCC.

            (i) (Conduct of business) Manage and conduct its business other than in the ordinary and usual course and in a manner consistent with past practice.

            (ii) (No disposals) Except for disposals of radio stations to ensure compliance with the Broadcasting Services Act, disposals of trading inventories and payment of trade debtors in the ordinary and usual course of business, dispose of, create any Encumbrance over, or declare itself trustee of any asset having a value in excess of $500,000 or assets having an aggregate
                  value in excess of $1,000,000.

            (iii) (No acquisitions) Except for acquisitions
                  contemplated by this Agreement and acquisitions of inventories in the ordinary and usual course of business, acquire any asset or authorise any capital expenditure having a value in excess of $500,000 or assets or capital expenditure having
                  an aggregate value in excess of $1,000,000.

            (iv) (No new issues) Allot or issue or authorise the issue of any share or loan capital or securities
                  or options or warrants or other rights
                  convertible into share or loan capital.

            (v) (No distributions) Declare or pay any dividend, make any other distribution of its profits, reduce its capital or buy back any of its shares, except that Group Companies may declare and pay cash dividends from retained and capital
                  profits for the period to the Effective Date.

            (vi) (No resolutions) Amend or alter its memorandum or articles of association, increase, reduce or alter its share capital, change its name or pass
                  any special resolution.

            (vii) (No employee changes) Make or agree to make any
                  alteration to the remuneration or terms of employment or provide any superannuation payment
                  or pay any bonus or retiring allowance to any employee, consultant or director, except in the ordinary course of business or as required by law.

            (viii) (No liabilities) Enter into or make any material alteration to any long term contract or arrangement, incur any debts or liabilities (actual or contingent) exceeding $500,000, guarantee or indemnity
                        or become responsible for the obligations of any person that is not a member of the Group, pay, discharge or settle any claim or dispute or relinquish any agency or distribution agreements or agreements for supply or sale, except in the ordinary course of business or as contemplated by this Agreement.

(d) Group obligations

APN Holdings will procure that all Group Companies obligations to parent companies are discharged on Effective Date.

3.7 Proceeds from Disposals

All proceeds of disposals of radio stations (by sales of assets or shares in the owners of radio stations) by the Company or its Subsidiaries received prior to the Effective Date will bc applied to the repayment of unsecured debt owing to APN. An amount equal to one half of the total of all such receipts ("the Disposal Deduction") will be deducted from the payment obligations of each of CCC and APN under paragraphs 3.4(b) and 3.S(b) respectively, and to the extent that the Disposal Deduction exceeds each of the payment obligations, the balance will be deducted from the payment obligations of each of CCC and APN under paragraphs 3.4(a) and 3.5(a) respectively.

4. BUSINESS AND MANAGEMENT OF COMPANY

4.1 Conduct of the Company's business

Each Shareholder (insofar as it lawfully can do so) shall exercise its powers in relation to the Company to ensure that:
      (a) The Company carries on and conducts the Business and each other Group Company carries on and conducts its business in a proper and efficient manner in accordance
            with sound business practice and for its own benefit;
            and

      (b) The Company performs and complies with all obligations on its part under this Agreement.

4.2 Scope of Company Business

Unless the Shareholders otherwise agree, the business of the Company will be limited to the conduct, maintenance, improvement and extension of the Business.

4.3 General policy determined by Directors

The Board will be responsible for the overall direction and control of the management of the Company and the formulation of the policies to be applied in the conduct of the Business.

4.4 Ongoing management responsibility

Subject to Clause 4.3 and the Articles, an executive committee comprising one nominee of the holder of the "A" Shares, one nominee of the holder of the ~C" Shares and the chief executive officer of the Company shall be responsible for the ongoing operation of the Business. Any disagreement amongst the Shareholder members of the executive committee shall be referred to the Board.

4.5 "A" Directors

The holder of the issued "A" Shares is entitled to appoint 3
Directors under Article 68.

4.6 "C" Directors

      (a)   Subject to paragraph 4.6(b), the holder of the issued
            "C" Shares is entitled to appoint 4 Directors under
            Article 68.

      (b) The holder of the issued "C" Shares may by notice to the Company~ relinquish the entitlement~ to appoint 2 of those 4 Directors and subscribe for a number of
"B'
            Shares equal to or one more than the number of B
Shares
            held by the holder of the issued "A' Shares The holder
            of the "A" Shares will procure the issue of B Shares

            accordingly. The Company will, at the request of CCC, issue a converting note on similar terms to the Converting Notes described in Schedule 4, except that tb~ converting note will convert into one "B" Share on
            the day before the fifth anniversary of the date of this Agreement, any Directors nominated by CCC i~ excess of 2 shall be deemed to have resigned on that date, and the converting nol will be deemed to have been converted on the earlier exercise by CCC of its entitlement under this clause 4.6(b).

4.7 Nominee Directors

A Director appointed by the holder of a class of issued Shares may have regard to and represent the interests of that appointor and may act on the wishes of that appointor in performing any of his or her duties or exercising any power, right or discretion as a director in relation 10 the Company, except in any particular case where no honest and reasonable director could have formed the view that, in so doing, the Director was acting in good faith in the best interests of the Company as a whole. A Director may disclose to his or her appointor all matters of which the Director becomes aware as a director or as a member of the executive committee.

4.8 Board meetings

The Directors shall meet quarterly or more frequently as requested by any one A Director or one C Director. Unless otherwise agreed by at least one A Director and one C Director:

      (a) at least seven days' notice must be given to each Director of all meetings of the Board. Each notice of meeting must contain, among other things, an agenda specifying in reasonable detail the matters to be discussed at the relevant meeting~ and must be accompanied by any relevant papers for discussion at that meeting.

      (b) meetings may be held in person or by any form of instantaneous communication in which all attending
            Directors can participate simultaneously.

      (c) one "A" Director and one "C" Director shall form a quorum.

      (d) on any resolution of Directors, the "A" Directors collectively shall have two votes and the "C"
Directors
            collectively shall have two votes (no matter how many of such Directors vote).

4.9 Chairman

      (a)   Despite anything to the contrary in the Articles:

            (i) for the period of one year commencing on the date of this Agreement the Chairman of the
Board
                  shall be an "A" Director nominated by the holder
                  of the issued "A" Shares;

            (ii) for the following one year the Chairman shall be
                  a "C" Director nominated by the holder of the issued "C" Shares; and then

            (iii) the Chairman will alternate every year between
                  being an "A" Director nominated by the holder of
                  the issued "A" Shares and a "C" Director nomina~ed by the holder of the issued "C" Shares.

      (b) Despite anything to the contrary in the Articles, if the Chairman of the Board is n-~: present at any meeting of the Board, a Director appointed by the Shareholders who appointed the then current Chairman present at that meeting shall act as Chairman for the purpose of that meeting.

      (c)   The Chairman will not have a casting vote.

4.10 Matters for Board Approval

Subject to any contrary decision of the Board following a review of this clause 4.10 which shall take place within 6 months (or such longer time as the parties agree) after the date of this Agreement, the Company shall not, and shall ensure that each Group Company does not take any action, pass any resolution or make any decision in respect of any financial or operating policy of the Company or any Group Company, including the following matters, except with the consent of at least one "A" Director and at least one "C~
Director:

      (a) (arm's length transactions) the making, variation or termination of a contract or arrangement (whether legally binding or not) by a Group Company with any of
            its directors or a Shareholder or with an associate (within the meaning of Section 13 of the Corporations
            Law) of a director of a Group Company or a Related
Body
            Corporate of a Shareholder;

      (b) (employment and Directors' contracts) the appointment, removal or conditions of employment of a director, secretary or senior employee (meaning an employee whose rate of gross contractual salary is more than the
            threshold determined by the Board from time to time) of
            a Group Company (other than the appointment or removal
            of a Director of the Company);

      (c) (material contracts) the entering into by a Group Company of a material contract or arrangement outside the normal course of its business;
      (d) (Disposals) a transaction or series of related transactions (whether at one time or over a period of time) involving the sale or other Disposal of any capital assets of a Group Company for a total price equal to or exceeding the lesser of $200,000 and 1%
of
            the net assets of the Company as shown in the latest audited consolidated accounts of the Company (for these
            purposes, an asset is deemed to be a "capital asset" if
            it would be treated as such in accounts prepared in accordance with accounting principles generally accepted in Australia);

      (e) (capital expenditure) the incurring of a material expenditure or liability of a capital nature by a
Group
            Company (including, for this purpose, the acquisition of any asset under lease or hire purchase) for a total
            amount equal to or exceeding the lesser of $200,000 and
            1% of the net assets of the Company (calculated in the
            manner described in paragraph 4.10(d)) other than in the ordinary course of business;

      (f) (financial indebtedness) the incurring or repayment of any financial indebtedness by a Group Company. For this
            purpose, ~financial indebtedness~ means any indebtedness, present or future, actual or contingent in respect of money borrowed or raised or any financial
            accommodation and the Shareholders acknowledge the terms of a negative pledge which prohibits Group Companies from incurring additional indebtedness above
            the level of Group indebtedness at the Effective Date

            given by CCC in connection with the acquisition of Shares in the Company;

      (g) (Security Interests) the creation of a Security Interest over any assets of a Group Company except for
            repairers', workmens', bankers', or solicitors' liens created in the ordinary course of business or statutory
            Security Interests which arise or subsist other than as
            a result of default or omission by that Group
Company;
      (h) (third party credit or guarantees) the lending of money or provision of financial accommodation to any parson (other than by way of deposit with a hank or other institution the normal business of which includes the acceptance of deposits) or the giving of any guarantee
            or indemnity in respect of the obligations of any other
            person other than in the ordinary course of its business;
      (i) (securities issue) the creation, allotment or issue of shares in the capital of a Group Company or of any other security or the granting of an option or right to
            subscribe in respect of those shares or convert any instrument into those shares;

      (j) (distributions) the payment or declaration by the Company of a dividend or other distribution on account
            of Shares in the Company except in accordance with Clause 7;

      (k) (investments) the acquisition by a Group Company of any share capital or other securities or of an interest in
            a corporation or trust or the entering into of any partnership or joint venture by a Group Company;

      (l) (cessation or change in business) the cessation of any business operation of a Group Company or a material change in the nature or geographical area of the business of a Group Company;

      (m) (legal proceedings) the commencement or settlement of any legal, arbitration or other proceedings (other than
            routine debt collection or workers compensation proceedings) which are material in the context of the business of a Group Company;

      (n) (tax claims) the making of any claim, disclaimer, surrender, election or consent by a Group Company of
a
            material nature for tax purposes;

      (o) (delegation) the appointment of a managing director of a Group Company or the delegation of any power or authority of the directors of a Group Company to an executive director or committee of directors or to any
            other person (other than the executive committee appointed pursuant to clause 4.4);

      (p) (broadcasting licences) the acquisition, sale or surrender of any broadcasting licence, any application
            for a broadcasting licence and any response to any query or inquiry by the Australian Broadcasting
            Authority or its successor;

      (q) (format changes) any significant change to the programming format of any radio or television station owned or operated by a Group Company;

      (r) (public announcements) subject to clause 11.4 the terms of any public announcement by any Group Company or Shareholder concerning the Business; and

      (s)   (budgets) the adoption of budgets described in clause
            5.1.

4.11 Shareholder approvals

The Shareholders shall procure that no action is taken or resolution passed by the Company in respect of the following matters except with the consent of the holders of each class of issued Shares:

      (a) (memorandum and articles) the making of any amendment to its memorandum or articles of association or the modification or abrogation of any rights attached to any class of its Shares whether issued or unissued;

      (b)   (reduction of capital) the reduction of its capital
            (including, without limitation, a purchase of its Shares);

      (c) (winding up) the making of an application or the commencement of any proceedings or the taking of any other steps for the winding up, dissolution, or appointment of an administrator of the Company (other than in accordance with clause 10) or the entering into
            by the Company of an arrangement, compromise or composition with or assignment for the benefit of its creditors, a class of them or any of them;

      (d)   (auditors) any change in the Auditors.

4.12 Directions by Shareholders

Subject to the provisions of this Agreement, the Company will act in accordance with the lawful directions of a Shareholder (3 business days notice of which has been given to the other
Shareholder) in the absence of a veto by the other Shareholder.

4.13 Business Enhancement

The Shareholders acknowledge that they will each work towards enhancing the Business by jointly working on all operational and strategic issues and, without limiting the generality of this clause or the role of either Shareholder, the Shareholders will contribute the benefits of their particular strengths, including:


      (a)   CCC Inc's industry and management expertise;

      (b) APN Holdings' local capability and contacts to explore expansion of the Business through acquisition.

5.    BUDGETS & FINANCIAL INFORMATION

5.1 Annual budgets

      (a) Before the commencement of each financial year of the Company, the Company shall prepare and submit to the Directors for approval a detailed draft operating budget on a station by station basis for the Company for that next financial year. The budget must be on
a
            calendar month basis and must include estimated major

            items of revenue, expenses and capital expenditure and
            be accompanied by a cash-flow forecast and a balance sheet showing the projected position of the Company as
            at the end of that next financial year.

      (b) The Board shall consider and vote on each budget before the commencement of the financial year to which it relates. The Board may approve, a budget with or without amendment, and give conditional or unconditional approval of any item in the budget.

      (c) The Company may, if at any time circumstances require it, prepare a revised or supplementary budget and submit it to the Directors for approval at a meeting of
            the Board convened before the proposed implementation date of the revised or supplementary budget.

5.2 Financial information

The Company shall provide to each Shareholder:

      (a) (unaudited management accounts) as soon as practicable
            (and in any event not later than 21 days) after the end
            of each calendar month, unaudited management accounts

            which must include a detailed profit and loss account,
            balance sheet and cash-flow statement an analysis of sales and other revenues, a review of the budget together with a reconciliation of results with revenue
            and capital budgets for the corresponding month and (if
            so required by the Board) a statement of the source and
            application of funds for that month;

      (b) (weekly operating figures) on a weekly basis, weekly sales figures and abnormal operating items;

      (c) (annual accounts) as soon as practicable (and in any event not later than 60 days) after the end of each of
            its financial years, copies of the audited balance sheet and profit and loss account of the Company (on
a
            consolidated basis); and

      (d) (additional information) any other information the Shareholders may at any time reasonably require as to any matter relating to the business or financial condition of the Company or of any other Group
Company.

5.3 Accounting principles

The Company shall:

      (a) keep books of accounts and make true and complete entries in them of all its dealings and transactions;
            and

      (b) ensure that each balance sheet, statement and account provided under Clause 5.2:

            (i)   complies with:

                  (A)   accounting principles and practices
                        generally accepted in Australia
                        consistently applied, except to the
extent
                        disclosed in them; and

                  (B)   all applicable laws; and

            (ii) gives a true and fair view of its consolidated state of affairs and the result of its consolidated operations, at the date, and for the period ending on the date, to which those statements are prepared.

5.4 Objectives of the Pa~ties

      (a)   APN's objectives in relation to the Company are:

            to expand its business in the Electronic Media field in
            Australia, New Zealand, and South East Asia; and

            to maximise APN Holdings' earnings per share in the short and long term.

      (b)   CCC's objectives in relation to the Company are:

            strategically to establish an Electronic Media presence
            in Australia, New Zealand, and South East Asia and to expand upon it; and

            financially to maximise after-tax cash-now from operations.

      (c) APN and CCC recognise a possible discrepancy between APN's financial objectives (maximising earnings per share) and CCC's financial objectives (maximising after-tax cash flow per share). The parties agree to give ample and due consideration to all issues where these differing objectives may have a bearing on operational and financial decision making and if necessary, will negotiate a compromise position in good
            faith.

      (d) In no event shall any financial or operating decision of the Company be inconsistent with the attainment of any objective of the Shareholders described in this clause, as it may be amended from time to time.

      (e) APN and CCC will ensure that they each achieve the optimum accounting treatment of their respective interests in the Company. In furtherance of this clause:

            (i) CCC, having the entitlement described in clause 4.6(b), agrees and will procure its nominated Directors to do all things necessary to amend the rights attaching to "B" Shares so that "B" Shares become voting shares, if requested by APN, (provided that both Shareholders retain an ability to regain equal voting rights); and

            (ii)  the number of tiers of operating Group
Companies
                  will be reduced on the reasonable request of CCC.

6. FINANCING OF COMPANY

6.1 Use of subscription money

The subscription money referred to in clause 3 shall be applied by the Company solely for the purposes described in clause 3.2(e).
6.2 Further financing

Any capital in addition to that to be subscribed under Clause 3.4 which is required by the Company shall be provided by the Shareholders by way of subscription for securities of the Company in their Specified Proportions, except to the extent that the requirement is agreed to be funded by means of overdraft or other borrowings or financial accommodation from third parties or other agreement is made for the purposes of Clause 12.3. Any amount required shall be provided or guaranteed by the Shareholders in their Specified Proportions subject to unanimous consent.

6.3 Shareholder Loan terms

Any capital provided to the Company by the Shareholders by way of loan shall be provided on terms to be agreed between the Shareholders, provided that all such loan capital, including money by way of principal, interest, fees, costs, guarantees, indemnities, charges, duties or expenses or payment of liquidated or unliquidated damages under or in connection with the terms upon which loan capital is provided or as a result of a breach or default of those terms, shall be subordinated so that:

      (a) No demand shall be made by a Shareholder for payment of the whole or any part of such moneys except with the consent of the other Shareholder, APN's Bank, and CCC's Bank, and any secured creditor of the Company;

      (b) Any demand made in contravention of this clause shall be deemed, as between the Shareholders and the
Company,
            never to have been made; and

      (c) No repayment of such moneys shall be made to a Shareholder unless there is at the same time payment to
            the other Shareholders of an amount which represents the same proportion of the total of such moneys owing to each other Shareholder.

6.4 No obligation on winding up

The obligations of the Shareholders under this Clause 6 to provide further capital (whether debt or equity) to the Company or to give any guarantee or indemnity for any liability or obligation of the Company terminate on the commencement of the winding-up of the Company.

6.5 No other obligation to provide capital

The Shareholders will not provide any capital (whether debt or equity) to the Company or to give any guarantee or indemnity in respect of any of the Company's liabilities except as provided in Clauses 3.4, 6.2 and 6.6.

6.6 Failure to provide loan or share capital

The following provisions apply if a Shareholder ("Defaulting Shareholder") fails to provide when due the whole or any part of Loan or Share capital as required by this Clause 6 in an amount which exceeds ~250,000 and which was previously agreed by the Shareholders to be provided.

      (a)   The Company immediately shall give notice (a
            "Contribution Notice") to:

            (i)   the Defaulting Shareholder;

            (ii) each person identified in writing by the Defaulting Shareholder as having a Security
                  Interest in the Defaulting Shareholder's
Shares;
                  and

            (iii) each other Shareholder ("Non-Defaulting
                  Shareholder")

            of that failure and the nature and amount of the shortfall (an "Unpaid Sum") and shall request payment of the shortfall in accordance with paragraph (b).

            (b) Each Non-Defaulting Shareholder may make up the Unpaid Sum (if more than one Non-Defaulting Shareholder, pro rata between them in the proportions that their respective Specified Proportions at the date of service of the Contribution Notice bear to the aggregate of their Specified Proportions at the date of service of the Contribution Notice (the "Proportionate Unpaid Sum")) by providing capital:

                  (i)   in the name of the Non-Defaulting
                        Shareholder; and

                  (ii)  in the same manner and form as was
                        required in respect of the relevant
Unpaid
                        Sum (and, subject to paragraph (c), on
                        payment in full of the Unpaid Sum under
                        this paragraph (b), as between the
Company
                        and the Defaulting Shareholder, that
                        Defaulting Shareholder will be deemed to have paid the Unpaid Sum to the Company).

            (c)   The voting rights on Shares held by a
Defaulting
                  Shareholder in the Company shall be suspended, the Non-Defaulting Shareholder will constitute
a
                  quorum at any general meeting of the Company, Directors appointed by Non-Defaulting Shareholders shall be deemed to constitute a quorum and have a majority of votes that may be cast at a Directors meeting, and the provisions of clauses 4.10, 4.11 and 4.12 will be suspended
                  from the date 7 days after the Contribution notice is given unless and until an amount equal
                  to the Unpaid Amount is paid by the Defaulting Shareholder to the Company (or to the
Defaulting
                  Shareholders if payment has been made pursuant to paragraph 6.6(h)).

            (d) This Clause 6.6 does not affect any right or remedy that a Shareholder may have in respect of
                  any amount which a Defaulting Shareholder has failed to pay, whether or not that amount is contributed by the Shareholder under paragraph 6.6(b) including. without limitation, its rights
                  under Clause 9.

            (e) If a Defaulting Shareholder pays an amount equal
                  to the Unpaid Amount to a Non-Defaulting
                  Shareholder who made a payment under paragraph 6.6(b) the Non-Defaulting Shareholder will transfer to the Defaulting Shareholder all securities issued to it in respect of the payment made under paragraph 6.6(b).

            (f) If a Shareholder fails to make a payment in full
                  in accordance with its obligations under Clause 3, the other Shareholder shall be entitled, until the default is remedied and without prejudice to its rights under Clause 9, to exercise the votes, receive the dividends, and receive the proceeds on a winding up of a company, in respect of that number of voting Shares held by the Defaulting Shareholder which,
                  when added to the number of voting shares held by the other Shareholder, represents a proportion of the total number of issued voting shares equivalent to the proportion which all monies paid or capitalised under Clause 3 by the
                  other Shareholder bears to the total monies paid
                  or capitalised by the Shareholders under Clause 3 at the time of default and from time to time thereafter.

6.7 Interest on Unpaid Sums

      (a) The amount of each Unpaid Sum bears interest during the period it remains due and unpaid by the Defaulting
            Shareholder at the rate equal to two percentage points
            above the Prime Rate.

      (b) Interest paid under this Clause 6.7 may not be considered as having been paid towards meeting a Defaulting Shareholder's obligations in respect of the
            Unpaid Sum. Interest must be paid by the Defaulting Shareholder to the Company or the Non-Defaulting Shareholder or Shareholders which has or have made up the Unpaid Sum under Clause 6.6(b) (if more than one, pro rata between them in the proportion that their respective Proportionate Unpaid Sums bear to the
Unpaid
            Sum).

6.8 Financing losses to be borne in Specified Proportions

If a Shareholder:
      (a) suffers any loss in relation to a Loan or other financial accommodation made or provided to the
Company
            or incurs any actual liability under any joint or several or joint and several guarantee or indemnity given by it to any third party for any liability of the Company; and

      (b) has made that Loan or provided that financial accommodation or given that guarantee or indemnity in accordance with this Agreement or with the written consent of the other Shareholders,

the Shareholders shall make contributions to each other as may be necessary so that the loss or actual liability is borne by the Shareholders registered as the holders of Shares at the time the claim for contribution is made in their Specified Proportions at that time and each Shareholder shall indemnify each other Shareholder accordingly. This Clause 6.8 does not apply to an~ liability under a guarantee or indemnity attributable to an unauthorised act or omission by any Shareholder or Shareholders (unless that act or omission is an act of or omission by all the Shareholders) and the whole of that liability shall be borne by the responsible Shareholder or Shareholders who (jointly and severally) indemnify each other Shareholder accordingly.

6.9 No Loan Disposals

Unless otherwise agreed in writing by the other parties or permitted by this Agreement, a Shareholder may no~ Dispose (or attempt to Dispose) of the benefit of the whole or any portion of its Loans.

6.10 Loans and guarantees on transfer of Shares

The following provisions apply to a Transferor both before and after it transfers any Shares in accordance with clause 8.

      (a) The Company, immediately following registration of the relevant transfer of Shares, shall repay to the Transferor the Loans made or provided by the
Transferor
            to the Company.

      (b) The Shareholders shall use reasonable endeavours to obtain a release of the obligations of the Transferor under any guarantee or indemnity given by the Transferor under this Agreement or with the written consent of the Shareholders for the liabilities of the
            Company.

      (c) Pending the release referred to in paragraph (b) being obtained, the Shareholders (other than the Transferor)
            shall indemnify the Transferor against any liability under any guarantee or indemnity described in paragraph
            (b) to the extent of that release.

      (d) The Transferor shall procure the transferee to make Loans to the Company in the same amount as the Loans repaid under paragraph (a) and provide replacement guarantees and indemnities for those released under paragraph (b).

7. DISTRIBUTION POLICY

      (a) Subject to this Agreement, the declaration and amount of any dividend will be at the sole discretion of the Board.

      (b) It is the intention of the Shareholders that the Company and all Group Companies distribute all of their
            surplus cash by way of dividend or capital or other distribution or advance without undue tax liability
and
            to the extent permitted by law in each year.

      (c) Until otherwise resolved by the Board, dividends will be declared on or before the last day of each period of
            six months ending on 30 June and 31 December in an aggregate amount equal to 100% of the net profit after
            tax of the Company for that period.

      (d) This Clause does not prohibit the declaration and payment of other interim~ dividends.

      (e) The Shareholders expect that the proceeds of disposals of assets following the acquisitions described in Recitals A and B will be applied to the repayment of outstanding loans described in Clause 3.1(i) and to redemption of Preference Shares.

      (f)   The Board will, on the reasonable request of both
            Shareholders, procure the issue of equal numbers of non-voting shares in Group Companies to Related
Bodies
            Corporate of APN and CCC respectively.


8.    TRANSFER OF SHARES

8.1 Rules for Disposal

A Shareholder shall not Dispose of any Share or Shares except in accordance with this Clause 8.

8.2 Consent Disposal

A Shareholder may Dispose of all or any of its Shares with the prior consent in writing of all other Shareholders. In furtherance of this clause, all parties consent to:

      (a) the pledge by CCC of its Shares in the Company to CCC's
            Bank and the grant of a Security Interest in respect of
            its rights under this Agreement on the terms disclosed
            to APN prior to the date of this Agreement and the exercise by CCC's Bank of its rights and powers under those terms; and

      (b) the grant of security by APN over its Shares in the Company and the grant of a Security Interest in respect
            of its rights under this Agreement and by shareholders
            of APN over their shares in APN, to APN's Bank on the terms disclosed to CCC prior to the date of this Agreement and the exercise by APN's Bank of rights
and
            powers under that security.

8.3 Related Part~ Disposal

A Shareholder may transfer all of its Shares to a Related Body Corporate being a body corporate in which no person other than the
Shareholder or a Holding Company of the Shareholder is in a position to control more than 25% of the voting power, without obtaining the consent of the other Shareholders.

8.4 Transfer Notice

A Shareholder (the "transferor") wishing to transfer any of its Shares otherwise than in accordance with clauses 8.2 or 8.3 may transfer all, but not part, of its Shares in accordance with the following procedure. The Shareholder shall first give notice in writing (the "transfer notice") to the other Shareholders. The transfer notice shall specify the number of Shares the transferor wishes to transfer (the "transfer Shares~, being all the Shares held by the transferor) and the price per Share which the transferor is willing to accept for the transfer Shares. The transfer notice shall constitute an irrevocable offer by the transferor to sell to the remaining Shareholders the total number of the transfer Shares, in the same proportion (as near as may be, disregarding fractions of Shares) as the number of Shares actually held by c~ Shareholder respectively bears to the total number of Shares on issue (excluding the transfer Shares) (a "Shareholder's pro rata entitlement). A transfer notice shall operate as a separate notice in respect of each Share.

8.5 Acceptance

A Shareholder wishing to purchase any of the transfer Shares shall, within 30 days after the date of the transfer notice (the "offer period"), state in writing to the transferor whether:
     (a) it is willing to purchase the Shares taken to be offered to it; and

      (b) upon default of another Shareholder agreeing to purchase the Shares offered to that member, it is willing to purchase those Shares.

For so long as there are two Shareholders, the recipient of a transfer notice may nominate a willing purchaser of the Shares offered it.

8.6 Obligation to Transfer

If during the offer period the transferor receives a statement from
any Shareholder that it or its nominee is willing to purchase any of the transfer Shares, the transferor shall, (provided that the balance of the Shares offered are sold, pursuant to this clause 8.6 or clause 8.8), become bound to sell and the Shareholder or Shareholders (or nominee) who have stated a willingness to purchase shall become bound to purchase and pay for their pro rata entitlement of the transfer Shares in accordance with their statements. If all the Shareholders entitled do not claim their pro rata entitlement (for themselves or a nominee), the unclaimed Shares shall bc used in satisfying any request by other Shareholders for Shares in excess of their pro rata entitlement in the same proportions. The sale and purchase shall be completed within 30 days after the end of the offer period (the "sale period").

8.7 Transferor Bound

If the transferor fails to transfer any of the transfer Shares after having become bound to do so, the Company may receive the purchase money for those Shares and, upon receipt, the transferor shall be taken to have appointed a director or the secretary of the
Company as the transferor's attorney to execute a transfer in respect of the Shares on behalf of the transferor. Upon execution of the transfer, the director shall, irrespective of whether the relevant share certificates have been produced but subject to the transfer being duly stamped, enter the purchasing Shareholder or its nominee in the share register as holder of the Shares and shall hold the purchase money in trust for the transferor. The receipt of the purchase money by the Company shall be a good discharge to the purchasing Shareholder or its nominee and, after its name has been entered in the register, the validity of the proceedings shall not be put at issue by any person.

8.8 Transfer to Qualified Persons

If some or all of the transfer Shares are not sold under the preceding provisions, the transferor shall be at liberty, for a period of six (6) months after the expiration of the sale period, to sell to any Qualified Person any of the transfer Shares not sold, at a price which is not less than the price payable in accordance with clause 8.6 and on conditions not less onerous than those specified in the transfer notice.

8.9 Qualified Persons

For the purposes of clause 8.8, a Qualified Person is a person:

      (a)   of good financial standing;

      (b) who may acquire the transfer Shares without breaching the Broadcasting Services Act;

      (c) who has agreed to be bound by the terms of this Agreement (other than clauses 2 and 3) by entering into a Deed of Accession; and

      (d) from whom the transferor has procured the financial accommodation described in clause 6.10(d).

8.10 Registration requirements
      (a)    The parties shall procure that:

            (i) any instrument of transfer of Shares is in any usual or common form or in any other form that the Board approves and is executed by or on behalf of both the transferor and the transferee
                  and shows the jurisdiction of incorporation of any corporate transferor or transferee;

            (ii) before any person is registered as a holder of any Share (whether under an allotment or transfer) that parson enters into a Deed of Accession; and

            (iii) The Company does not register that person as the
                  holder of any Share until that Deed of
Accession
                  has been duly executed and delivered to the Company.

            On being so registered, that person will be deemed to be a party to this Agreement.

      (b) The parties shall procure that no person is registered as a holder of any Share following a Disposal of that Share by a Shareholder unless each requirement in this
            clause 8 (other than any which have been waived in writing by each Shareholder) has been satisfied.

8.11 Ineffective transfer
The Shareholders shall procure that the Company does not register any transfer made in breach of this clause 8. Any purported transfer so made will be of no effect.

8.12 All securities

This clause 8 will apply to all classes and forms of securities issued by the Company as if the term "Shares" was defined to mean that class or form of security. A Shareholder who gives a transfer notice under this clause 8 shall be obliged to offer for sale at the same time and in the same manner all other equity and debt securities held by that Shareholder in the Company.

9. MATER~AL BREACH

9.1 Transfer of Shareholder

If:
      (a) a Material Breach (as defined in Clause 9.3) is committed by or occurs in respect of a Shareholder (a
            "Defaulting Shareholder");

      (b) any other Shareholder (other than a Related Body Corporate of the Defaulting Shareholder) (an
"Aggrieved
            Shareholder") serves a notice on the Defaulting Shareholder which complies with Clause 9.4 (a
"Material
            Breach Notice~); and

      (c) the rights of the Aggrieved Shareholder in respect of that Material Breach have become enforceable as provided in Clause 9.5,

      the Defaulting Shareholder will be deemed to have served a Transfer Notice on the Aggrieved Shareholder in respect of the Shares and all other securities (including debt securities) ~en held by the Defaulting Shareholder offering to sell those Shares and other securities at a price to be determined by an Independent Expert to be the fair value of those Shares and other securities (as a single holding and not a proportion of the sale value of the Company as a whole). The Shares and other securities will not be offered to any Shareholder which is also a Related Body Corporate of
      the Defaulting Shareholder. If the Material Breach is remedied prior to the formation of a contract to sell the Defaulting Shareholder's Shares, the Transfer Notice shall be
      deemed to be withdrawn.

9.2 Suspcnsion of voting rights

For as long as a Matcrial Breach (other than a breach of Clause
12.3 or Clause 13.1) remains unremedied by a Defaulting
Shareholder:
      (a) the Defaulting Sharcholder may not vote on any resolution at any general meeting of the Company
(other
            than a resolution on matters referred to in Clause
            12.3);

      (b)   despite any other provision of this Agreement thc
            Aggrieved Shareholders (or if only one, the Aggrieved
            Shareholder) will constitute a quorum at any general meeting of the Company during that period;

      (c) Directors appointed by the Aggrieved Shareholders shall be deemed to constitute a quorum and have a majority of
            the votes which may be cast of Directors meetings;
            and
      (d)   clauses 4.10, 4.11 and 4.12 will cease to operate.

9.3 Material Brcach defined

Each of the following is a Material Breach.

      (a)   (obligations uoder Agreement) A Shareholder fails:

            (i) to provide capital (whether debt or equity) or a
                  guarantee or indemnity to or in respect of the Company in accordance with a unanimous resolution of the Board; or

            (ii) to comply with any other obligation under this Agreement which is material having regard to all
                  relevant circumstances including the nature of that failure (and in particular whether it is intentional, negligent or otherwise) and the consequence of that failure.

      (b) (winding up arrangements, enforcemeot Ygsinst ssets, etc.) The Shareholder being a company:

            (i) stops or suspends or threatens to stop or suspend payment of all or a class of its debts;

            (ii)  is insolvent;

            (iii) and if an application is made under one of the
                  sections referred to io section 459C(1), a court
                  will be required by reason of section 459C(2) to
                  presume that the Shareholder is insolvent;

            (iv)  fails to comply with a statutory dernand
(within
                  the meaning of section 459F(l) of the
                  Corporations Law);

            (v) an administrator is appointed over all or any of
                  its assets or undertaking or any step
                  preliminary to the appointment of an
                  administrator is taken;

            (vi) a controller within the meaning of section 9 of the Corporations Law or similar officer is appointed to all or any of its assets or undertaking; or

            (vii) an application or order is made, proceedings are
                  commenced, a resolutioo is passcd or proposed in
                  a notice of meeting or an application to a court
                  or other steps are taken (other than fri- olous or vexatious applications, proceedings, notices or steps) for its winding up or dissolution or for it lo cnter an arrangement, compromise or composition with or assignment for the benefit of i~s creditors, a class of them or any of them.

9.4 Material Breach Notice

A Material Breach Notice served by an Aggrieved Shareholder:

      (a) must identify the Material Breach in respect of which the notice is served and statc that the notice is served under this Clause 9; and

      (b)   must be served within 60 days after the Aggrieved
            Shareholder becomes awarc of the Material Breach in respect of which the notice is served.

      (c) must also be given to any other person identified in writing by the Defaulting Shareholder as having a Security Interest in the Defaulting Shareholder's
            Sharcs (" Mortgagee")

9.5 Enforceable Material Breach

Subject to clause 9.6, the rights of an Aggrieved Shareholder in relation to a Material Brcach become enforceable:

      (a) if the Material Breach is capable of being remedied and it is not remedied within thc 30 day period following the date of service of a Material Breach Notice in respect ofthat Material Breach; or

      (b) if the Material Breach is not capable of being remedied and adequate monetar~r compensation or
indemnification
            has not been paid or provided to each Aggricved
            Shareholder either:
            (i) within 30 days following the date of service of a Material Breach Noti~ in respect of that Material Breach (if the Shareholders are able to
                  agree oo the arnount of that compensation or indemnification within that 30 dap' period); or

            (ii) within seven days following receipt of a determination by an IndependcDt Expen as to what
                  amount is adequate compensation or
                  indemnification (if the Shareholders are unable to agree on that a nount).

            If within the 30 day period following the date of service of a Material Breach Notice in respea of a Material Breach the Defaulting Shareholder has placed before an Australian coun of competent jurisdiction for
            determination the issue of whether or not the Material
            Breac~ Notice is valid, the rights of an Aggrieved Shareholder in relation to that Material Breach will not become enforceable until:

            (c) a court declares or determines or makes an order
                  to the effect that the Material Breach Notice is
                  valid; and

            (d) all rights of appeal in relation to that declaration, determination or order have been exhausted or the time for lodging any appeal in relation to that declaration, determination or order has expired, and then the rights of each Aggrieved Shareholder in relation to that Material Breach will bc enforceable immediately.

9.6 Receivership

The rights of an Aggrievcd Sharcholder in relation to a Material
Breach of the ~ype describe~ in clause 9.3(b) shall nol bccome enforceable if:

      (a) a Material Brcach notice has been given to any Mortgagee describing the breach; and

      (b) the Mortgagee appoints a controller and satisfies the Aggrieved Shareholder within 7 days that the financial
            obligations of the Defaulting Shareholder under this Agreement will be met.

10. DEADLOCK

10.1 Transfer Notice on deadlock
      If:

      (a)   a party makes a ma~erial representation under Clause
            13.1 which is proved not to be true or correct; or

      (b) the Company defaults in the repayment of Loans to the Shareholders when due; or

      (c)   (i)   the Directors are unable to make a decision on
a
                  matter referred to in Clause 4.10 or the Shareholders are unable to make a decision on a matter referred to in Clause 4.11; and

            (ii)  the inability of the Directors or the
                  Shareholders to make that decision is not resolved (including in the case of the Directors, by referring the matter to which the inability lo decide relates to the Shareholders who appointed the Directors) within 60 days of the matter first being considered by the Board or general meeting, as the case may be; and

            (iii) the Directors or the Shareholders have not
                  elected to refer the matter to an Independent
                  Expert pursuant to Clause 10.4;

            then the holder of thc issued Share~f either class
(the
            "First Panyn) may serve on the holder (but if there is
            more than one, on not less than every holder) of the other dass of issued Shares (each, an "Other Panyn) a transfer notice (deemed a "Transfer Notice" for the purposes of Article 35 and this Agreement) in respect of its or their Shares and all other securities (including debt securities) issued by the Company and held by the First Party as permitted under this Agreement and the Articles within 30 days after the expiration of that 60 days' period. The transfer notice
            shall state a price for the Shares and other securities
            (if any), nominated by the First Party.

10.2 No purchase

If the Other Parties decline to purchase or nominate a purchaser of all the Shares and other securities the subject of a Transfer Notice the First Party may, not earlier than 30 days and not later than 60 days after serving the Transfer Notice, serve another notice on the Other Party stating that the First Party will offer for sale to third parties:

      (a) all the issued Shares and other securities (including loan securities) in the Compan~ at not Icss than the price specified in the Transfer Notice divided by the Specified Proportion of the First Party; or

      (b) all of the First Party's Shares and other securities in the Company at not less than the pricc spccified in the
            Transfer Notice; or

      (c) all of lhe assels of the Company at not less than the price specified in the Transfer Notice divided by thc Spccified Proportion of the First Party six months after the date of that notice. The Olher Parties shall
            be bound to sell their shares and olher securities in lhe Company in accordance with any contract for sale made on accep~ance of an offer under paragraph
10.2(a)
            or (c) and shall be taken to have appointed lhe First Party as their attorney to execute the contract and do
            all olher acts and things necessary to complete the sale on behalf of the Other Parties.

10.3 Obligation to wind up

If no contract for sale is entered inlo pursuant to clause 10.2, the panies agree that in those circumstances it is just and equitable that the Company be wound up. Accordingly, the Flrst Party may at any time up to 3 months after the expiry of six months after the date of service of a notice under Clause 10.2, serve a further notice on the Other Panies requiring that the Company be wound up and the Shareholders shall be bound to take all necessary steps to wind up the Company immediately. Any Shareholder may purchase assets of the Company from a liquidator.

10.4 Referral to an Independent Expert

The Directors or the Shareholders may by unanimous decision elect lo refer a matter described in Clause 10.1(a) or (b) to an Independent Expen for determination in the manner set out in Clause
33. If a matter is referred to an Independent Expen pursuant to this Clause:

      (a) the Independent Expcrt shall determine what course of action in all the circumstances it would be appropriate
            for the Company to take in its best interests. In reaching that decision the Independent Expert shall, so
            far as possible, take into account the interests of each Shareholder but the Independent Expert may not put
            the interests of any Shareholder before those of the Company;

      (b) in giving a decision, the Independent Expert may specify or recommend any matters which the
Independent
            Expen, in his or her absolute discretion, should be implemented or otherwise transacted in order to give commercial efficiency to the decision; and

      (c) immediately on receiving the Independent Expen's decision, the Shareholders and the Directors shall exercise their powers in relation to the Company to procure that the Company complies with the decision
and
            with any directions contained in it.

10.5 Good Faith to Resolve Disputes

The parties agree that they will use their best endeavours in good faith to resolve disputes which arise between Ihem or between the Directors of the Company in a fair and equitablc manner. The parties acknowledge that they do not intend to threaten to irnplement thc provisions of this Clause 10 in negotiating any dispute between them. Failure to agree to refa a dispule to an Independenl Expen is not a failure to use best endeavours for the purposes of this clause 10.5.

11 . CONFIDENTIALITY

11.1 Confidential Information nol to be disclosed

Each party (a "Disclosing Parlyn) undertakes that it will not use
Confidential Information of any olher parly or disclosc that informalion to any person or allow or make it possible for anpcrson lo obscrve Ihal informalion~ except wilh the prior approval of that other parly or as permitlcd by lhis Clause 11.

11.2 Pernilted disclosure

Subject to Clause 11.3, a Disclosing Pany may disclose
Confidential
Informalion of aDolber party:

      (a)   (Relaled Body CorporYte) to any Related Body
Corporate
            of the Disclosing Parly;
      (b) (employees) to employees, officers and agents of the Disclosing Party whose dulies in relation to the Disclosing Party or under this Agreement require the disclosure;

      (c) (purcbasers) to genuine potenlial purchasers or assignees of all or any of thc Disclosing Party's
            Shares or of shares in the Disclosing Party or in a Holding Company of the Disclosing Party;

      (d)   (leoders) to a bank or other financial institution
(and
            its professional advisers) in connection with any loan
            or olher financial accommodation sought to be arranged
            by the Disclosing Party or its Related Body Corporate for purposes directly relating to its investment in the
            Company;

      (e) (professionsl advisers) to professional advisers (including legal advisers) and consultants of the Disclosing Party whose duties in relation to the Disclosing PaJty or under this Agreement require the disclosure; and

      (f) (compulsor~ disclosure) if and to the extent required under any applicable legislation or other legal requirement or under the rules or regulations of any recognised stock exchange which are applicable to the Disclosing Party or ils Related Body Corporate but
only
            after the Disclosing Party has given notice to acb other party.

11.3 Conditions to disclosure

      (a)   Any disclosure under Clauses 11.2(a), (c), (d), and
(e)
            (other than a disclosurc in good faith to the legal advisers of the Disclosing Party) may only be made if the person to whom disclosure is to be made first covenants and agre~s with the Disclosing Party in a form enforceable by the party whose Confidential Informa~ion is to be disclosed (who shall not unreasonably refuse to agree or consent) that thc information concerned will not be disclosed to any other person for any purpose.

      (b) Each Disclosing Party shall use its best endeavours to proalre that each of its Related Body Corporates or employees, officers or agents to whom Confidential Information is or has been disclosed or by whom that information has been obsened (each of whom is in this paragraph (b) referred to as a "Disclosee") will not improperly disclose or improperly use any of that information contrary to tbc requirements of this
Clause
            11, either during or after the termination of the Disclosee's employment, office or agency with the Disclosing Party or after tbe relevant company ceases to be a Related Body Corporate of the Disclosing Party. Any breach by a Disclosee of any undertaking made by the Disclosing Par~ as to non-disclosure or non-use or any obligation of confidence to which ~be Disclosee is subject in relation to Confidential information will be deemed to be a hreach by that Disclosing Party of that undertaking or obligation.

      (c) Any disclosure under Clause 11.2(c) or (d) may only be made for the purposes nf satisfying the person to whom
            disclosure is made as to the value and commercial viabiljty of the proposed investment, loan or financial
            accommodation.

11.4 Public statements concerning Ihe Joint Vcnture

      (a) The Sharcholders shall use lheir reasvnable endeavours to agree the wording and timing of all public announcements and statements by all or any of them relating lO the Business or the Company including, wi~houl limitation, aMouncements and statements to shareholders of a Shareholder, whether in annual reports, at general meetings or otherwise relating to the Business or the Company before the relevant announcement or statement is made.

      (b) If agreement cannot be reached by the time any announcement or statement must be made, the
Shareholder
            in question may make the relevant announcement or statement, but it may not disclose more than the minimum information that it is compelled to disclose.


      (c) Copies of any public announcement or statement must be given by the Shareholder making that aMouncement or statement to each other Shareholder in the most expeditious manner reasonably available .

      (d) The Company may not make any public aMouncement or statement concerning this Agreement or the activities under it without the prior approval of each Shareholder.

11.5 Treatment of information and communications b~ Transferor

The following provisions apply to a Transferor both before and after it ceases to hold any Shares.

      (a) If any Confidential Information of that Transferor is being used for the purposes of (or is otherwise necessary for) the Business, that Transferor shall grant a licence to the Company under which the
Company
            may use that Confidential Information for the term of this Agreement on reasonable terms and conditions agreed in good faith by the Transferor and the
Company.
            If they are unable to agree on reasonable terms and conditions for that licence within 21 days of commencing to discuss them, then the terms on which they are unable to agree will be referred to and determined by an Independent Expert.

      (b) The Transferor shall destroy any copies of, or other documents disclosing, Confidential Information of another party in its possession or under its control except to the extent that they are required by law to be retained by the Transferor.

      (c) The Transferor will have no rights or interest in, to or in respect of, and may not make funher use or disclose, any Confidential Inforrnation of any other party.

12. NON-COMPETITION AND NEW BUSINESS OPPORTUNITIES

12.1 Shareholders not to compete with the Company

Each Shareholder (each an "Obligorn) undertakes with each other
Shareholder and the Company that neither the Obligor nor any of its
Subsidiaries, Related Bodies Corporate or (in the case of APN only)
Independent Newspapers plc will:

      (a)   at any time while the Obligor is a Shareholder (the
            "relevant time");

      (b) for a period of one year after the date on which the Obligor ceases to be a Shareholder (the "Termination
            Date");

      (c) for a period of vne ycar after the first anniversary of the Termination Date,

(provided that the period after the Termination Date does nol exceed thc period from lhe dale of lhis Agreemenl lo lhe
Termination Dale) and within:

            (i)   thc State of New South Wales;

            (ii)  the State of Victoria;

            (iii) the State of Queensland;

            (iv)  anywhere else in the Commonwealth of Australia;

            (v)   anywhere else in South East Asia;

            do any one or more of the following:

                  (A)   be directly or indirectly engaged,
                        concerned or interested whether on its
own
                        account or as a member, shareholder,
                        consultant, agent, beneficiary, trustee
or
                        otherwise in any enterprise, corporation, firm, trust, joint venture or syndicate which is engaged, concerned or interested in or carrying on any business the same as
                        or substantially similar to or in
                        competition with the Business conducted
by
                        the Company at lhe relevant time or the
                        Termination Date;

                  (B)   on its own account or for any person,
                        enterprise, firm, trust, joint venture or syndicate directly or indirectly entice (or attempt to entice) away from the Company any customer of the Company;

                  (C)   on its own account or for any person,
                        enterprise, firm, trus~, joint venture or syndicate directly or indirectly entice (or attempt to entice) away from APN Broadcasting any supplier to APN Broadcasting;

                  (D)   on its own account or for any person,
                        enterprise, firm, trust, joint venture or syndicate directly or indirectly entice (or attempt to entice) away from APN Broadcasting any employee of APN Broadcasting; or

                  (E) personally or by its employees or agents or by circulars, letters or advenisements whether on its own account or for any other person, enterprise, firm, trust, joint venture or syndicate directly or indirectly interfere with the Business or divulge to any person any information concerning the Business or APN Broadcasting or any of its respective dealings, transactions or affairs;

            except that:

                  (F) a party shall be entitled to acquire and operate a business enterprise which is not
                        a material competitor of the Company in
                        the same media (eithcr radio or
                        television) in a broadcast area in which a
                        Group Company operates, provided that the pany has first complied with the provisions of Clause 12.3;

                  (G)   a party shall be entitled to hold an
                        economic interest of less tha~ S% in any cnli~y, provided that the party has no board or managemcnt representation;

                  (H) APN Holdings will be entitled to maintain its joint venture interests (with SBS and Australian Capital Equity) in patelevision
                        in Australia, provided that it uses
                        reasonable endeavours to obtain all
                        necessary consents to transfer tbose
                        interests to the Company if CCC requests
                        APN Holdings to do so.

12.2 Construction and naturc of restrictions

Each Shareholder acknowledges that:

      (a) each of the prohibitions and restrictions contained in
            Clause 12.1:

            (i) will be read and construed and will have effect as a separate severable and independent prohibition or restriction and will be enforceable accordingl~; and
            (ii)  is reasonable as to period, territorial
                  limitations and subject matter in
                  order to protect the Business; and

      (b) breach of any of the prohibitions and restrictions contained in Clause 12.1 may DOt adequately be compensated by an award of damages and any breach by the Obligor of any of those prohibitions and restrictions will entitle any other Shareholder, in addition to any other remedies available at law or in equity, to seek an injunction to restrain the committing of any breach (or continuing breach) of any
            of those prohibilions or restrictions.

It is the intention of the parties that all combinations of the prohibitions and restrictions will apply and be enforceable and that only those which a Court, in exercising its discretion, may hold to be an unreasonable restraint of trade will be severed.
12.3 New Business Opportunities

Each Shareholder agrees that it will seek new business opponunities in relation to Electronic Media in Soulh East Asia for the Company in accordance with the provisions of this Clause:

      (a) if a Shareholder identifies an opportunity to acquire, directly or indirectly, any interest in an Electronic Media business in South East Asia, or an opponuniq IO acquire the right to operate such a business, that party shall provide all relevant details of that opportunity to the Company to enable the Company to considcr acquiring that interest or right;

      (b) the information to be provided to the Company pursuant to paragraph 12.3(a) shall include the following:

                  a full description of the interest or right;

                  idcnlificalion of all other interested parties, including vendors ~r promoters;

                  the consideralion which the parly providing the information proposes give in ordcr to acquire the inlerest or right;

                  the time within which the in~erest or right is likely to remain available for acquisition;

      (c) wi~hin thirty days (or any shorter period appropriate in the circumstances) aftcr being provided with information about a new opporturlity pursuant to paragraph 12.3(a), the Directors of the Company shall meet together to consider the opportunity and to determine:

                  whether the Company wishes to acquire the interest or right;

                  the precise description of the interest or right
                  to be acquired;

                  the method by which the Company will fund the acquisition;

                  the consideration which the Company is prepared to give to acquire thc interest or right;

                  other material terms of acquisition.

      (d) the Shareholders shall procure that the Directors of the Company will act bona fide to reach an agreed view
            on the matters described in paragraph (c);

      (e) in the absence of agreement between the Directors of the Company in relation to the matters described in paragraph (c) in relation to any opportunity presented
            to the Company, then either Shareholder may, subject to
            Clause 12.1, proceed to acquire the interest or right on terms no more favourable to the Shareholder than the
            terms upon which the Company considered the acquisition
            of that interest or right (if at all);

      (f) a failure to agree on any matter arising for decision by Shareholders or Directors of the Company under this
            Clause 12.3 shall nQ~ give rise to any breach or deadlock for the purposes of Clauses 9 and 10.

      (g) neither Clause 12.1 nor this Clause 12.3 prohibits the acquisition, or establishment, of a business, or requires information about a proposed acquisition to be
            presented to the Company, if Electronic Media is not the primary pan of the business to bc acquired or established.

13. REPRESENTATIONS AND WARR.~NTIES
13.1 Mulual repr~senbtiolls aod wsrranties

Each party represents and warrants to each other party that (except as expressly disclosed iQ this Agreement or consented to by the other party) each of the following statements is true and correct on the date of this Agreement and on the Effective Date.

      (a) (status) It is a corporation duly incorporated and validly existing under the laws of the place of its incorporation.

      (b) (power) It has the power to enter into and perform its obligations under this Agreement to carry out the transactions contemplated by this Agreement and to carry on its business as now conducted or contemplated.

      (c) (corporate authorisations) It has taken all necessary corporate action to authorise the entry into and performance of this Agreement and to carry out the transactions contemplated by this Agreement.

      (d) (documents binding) This Agreement is its valid and binding obligation enforceablc in accordance with its terms, subject to any ne~essary stamping and registration.

      (e) (transactions permitted) All actions taken in relation to thc negotiation execution and performance by it of this Agreement and each transaction contemplated under
            this Agreement did not and will not violate in any respect a provision of:

            (i) a law or treaty or a judgment, ruling, order or decree of a government or governmental authority, coun or agency binding on it;

            (ii) its memorandum or articles of association or other constituent documents; or

            (iii) any other document or agreement which is binding
                  on it or its assets.

13.2 Representations and warranties by APN Holdings.

APN Holdings represents and warrants to CCC lnc. and CCC that:

      (a) As at the date of this Agreement APN is the legal and beneficial owner of all the issued securities of the Company;

      (b) As at the date of this Agreement the Company's assets include all the issued shares in Wesgo Limited and
APN
            Broadcasting Services Pty Lirnited;

      (c) As at the date of this Agreement no third person is the
            legaJ or beneficial owner of any share or other security in or of the Company;

      (d) As at the date of this Agreement no person has any right to call and there are no commitments in place for
            the present or future issue or transfer of any share or
            other security in or of the Company;

      (e) As at the date of this Agreement the Company has not made available any prescribed interest;

      (f) the Management Accounts set out in Annexure C show a materially true and accurate view of the financial affairs of the Company as at 31 December 1994 with no material omissions;

      (g) Since the balance date of the Management Accounts thae has been no material change to the financial position of the Company and no event described in clause
3.6(c)
            has occurred, except as disclosed in the Disclosure
            Letter.

      (h) To APN's knowledge no Group Company has material contingent liabilities or obligations not disclosed in
            the Management Accounts.

      (i) APN Holdings will proc-re that the Company complies with its obligations under the cross media ownership provisions of the Broadcasting Services Act, in relation to the acquisition of 4KQ in 13risbane, and any liability incurred by the Company in complying with
            its obligations in relation to 4KQ under those provisions will be borne by APN.

14. OPER~TION OF AGREEMENT

14.1 Shareholders' Agreemeot to o~erride Articles

If there is any inconsistency between the provisions of this Agreement and the provisions of the Articles, then the provisions of this Agreement prevail to the e~tent of the inconsistency and the Articles shall be read and construed accordingly.

14.2 Agreemeal pro~isioo may be included ia Articles

If it is necessary to include a provision in the Articles to ensure that a provision of this Agreement is effective in accordance with its terms, the Shareholders shall procure the necessary arnendment of the Articles.

14.3 Shareholders to obser~e and implemeot Agreement

Each Shareholder undertakes with each other Shareholder and the Company to:

      (a) exercise all its votes, powers and rights under the Articles so as to give full force and effect to the provisions and intentions of this Agreement;

      (b) observe and comply fully and promptly with the provisions of the Articles so that each provision of the Articlcs is enforceable by the parties among themselves and in whatever capacity; and

      (c) exercise all its voles, powers and rights in relation to the Company so as to ensure that the Company fully and promptly observes, complies with and gives effect to thc requirements and intentions of this Agreement and the Articles.

The obligations in this Clause 14.3 include an obligation to exercise its powers both as a Shareholder and (where applicable and to the extent permitted by law) through any Director appointed by it and (to the e~tent permitted by law to procure that any Director appointed by it (whether alone or jointly with any other person) shall procure that maner or thing.

14.4 Compa~y to obser~e and imp1ement A~reement

The Company shall do all things necessary or desirable to giYe effect to the provisions and intenlions of this Agreement in accordance with its terms and is bound by all provisions of this Agreement which expressly or by implication apply to the Company.


14.5 Shareholders not to vote on direction

Each Shareholder undertakes with each other Shareholder that, while it is a party to this Agreement, it will not (except as expressly provided for in this Agreement) agree to cast any of the voting rights exercisable in respect of any of its Shares in accordance with the directions, or subject to the consent of, arly other person other than the Holding Company of that Shareholder.

15. REI.ATIONSHIP OF THE SHAREHOLDERS

15.1 No partncrship

Neither this Agreement nor the Articles shall be interpreted as constituting:

      (a) the relationship of the Shareholders as a partnership, quasi-partnership, association or any other relationship in which one or more of the Shareholders may (except as specifically provided for in this Agreement) be liable generally for the acls or omissions of any other Shareholder; or

      (b)   any Sharcholder as the general agent or
representative
            of any other Shareholder or of the Company with the exception of any powers of anorney specifically granted
            or contemplated by this Agreement.

In panicular, but without limitation, no Shareholder has the authority to pledge or purport to pledge the credit of any other Shareholder or the Company or to make or give (or purport to make or give) any representations, warranties or undenakings for or on behalf of any other Shareholder or the Company.

15.2 Shareholders to be just and faithful

Each Shareholder undertakes with each other Shareholder that it will be just and faithful in all its dealings with each other party in relation to the conduct of the Business and the implementation of this Agreement and will in good faith do all things reasonably within its power which are necessary or desirable to give effect to the spirit and intent of this Agreemcnt and the Articles and to promote the objects of the Company for the benefit of the Shareholders as a whole.

16. DURATION AND TERMINATION

16.1 Former Shareholder not bound

Subject to Clause 16.3, this Agreement ceases to apply to a Shareholder which has transferred all its Shares as permitted by this Agreement and the Articles.

16.2 Term

This Agreement continues in full force and effect until terminated by written agreanent between the panies or any Shareholder holds all the issued Shares.

16.3 Termination not to afrect certain provisions

The termination of this Agreement however caused and the ceasing by any Shareholder to hold any Shares will be without prejudice to any obligations of the parties which has accrued prior to that termination or cessation and which remain unsatisfied.

17. ASSIGNMENT

Subject to this Agreement a party shall not Dispose of any of its rights under this Agreement otherwise than in connection with a transfer of Shares in accordance with this Agreement and the Articles.

18. NOTICES

Any notice given under this Agreement:

      (a) must be in writing addressed ~o the intended recipient at the address shown above or the address last notified
            by the intended recipient to the sender;

      (b) must be signed by a person duly authorised by the sender;

      (c) will be taken to have been given when delivered, received sent by facsimile or other eleclronic lransmission, or left at the above address. If delivery
            or receipt occurs on a day when business is not generally carried on in the place to which the notice is sent, or is later than 4 pm (local time), it will be
            taken to have been duly ~iven at the commencement of business on the next day when business is generally carried on in that place.

19. FURTHER ASSURANCES

Each party shall take all steps, execute all documents and do everything reasonably required by any other party to give effect to any of the transactions contemplated by this Agreement.

20. TIME

Time is not of the essence of this Agreement.

21. ENTIRE AGREEMENT

This Agreement contains the entire agreement of the parties with respect to its subject mattcr. It sets out the only conduct relied on by the parties and supersedes all earlier conduct by tbe parties with respect to its subject matter.

22. AMENDMENT

This Agreement may be amended only by another agreement executed by all parties who may be affected by the amendment. Each party acknowledges that a party may be obliged to obtain the consent of the holder of a Security Interest (described in dause 8.2) to any amendment of this Agreement.

23. NO WAIVER

No failure to exercise and no delay in exercising any right, power or remedy under this Agreement will operate as a waiver. Nor will any single or panial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

24. REMEDIES CUMULATIVE

The rights, powers and remedies provided to a party in this Agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law or equity or an~r agreement.

25. NO MERGER

The rights and obligations of the parties will not merge on the complaion of any transactio~ contemplated by this Agrecment. They will survive the execution and delivery of an~r assignment or other document entered into for the purpose of implementing any such transaction.

26. SEVERANCE

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will be ineffective in that jurisdiction to the extent of the prohibition or unenforceability.
That will not invalidate the remaining provisions of this Agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

27. SURVIVAL OF REPRESENTATIONS AND WARRANTIES

All representations and warranties in this Agreement will survive the execution and delivery of this Agrccmcnt and the completion of transactions contemplated by it.

28. ENUREMENT

The provisions of this Agreement will, subject as otherwise provided in this Agreement, enure for the benefit of and be binding on the parties and their respective succ~ssors and permitted substitutes and assigns and (where applicable) legal personal representatives.

29. cosrs AMD STAMP DUTY

The legal and other costs of the negotiation, preparation and execution of this Agreement shall be borne by the Company. All stamp duty (including fines, penalties and interest) which may be payable on or in connection with this Agreement and any ins~rurnent executed under this Agreement shall be borne equally by the Shareholders. Each Shareholder shall bear its own costs in relation to matters referable solely to it including funding, tax advice, shareholder strudures and FlRB approvals.

30. GOVERNING LAW

This Agreement is governed by the laws of New South Wales.

31. JURISDICTION

31.1 With respect to any legal action or proceedings which may be brought with respect to this Agreement or any transaction contemplated by this Agreement (each, a "Relevant Action"), each pany irrevocably:

      (a) submits to and accepts, for itself and in respect of its assets, generally and unconditionally the non-exclusive jurisdiction of courts exercising jurisdiction in New South Wales in connection with matters concerning this Agreement; and

      (b) waives any objection it may have now or in the future to the venue and any claim it may have now or in the future that the Relevant Action has been brought in an
            inconvenient forum.

31.2 Process agents

     (a)    CCC and CCC Inc. irrevocably:

            (i) nominate Garry Charles Besson as their agent to receive service of process or other documents in
                  any Relevant Action in the Courts of New South
                  Wales; and

            (ii) agree that service of any such process or documents on that agent or any other person appointed under paragraph (b) will be sufficient
                  service or. it.
            Each process agent named above which is party to this Agreement irrevocably and unconditionally accepts that
            appointment.

       (b) CCC and CCC Inc. shall ensure each process agent remains authorised to accept service on its behalf.
lf
            any process agent ceases to have an office in the place
            specified, CCC and CCC Inc. shall ensure that at all times there is anolher person in that place acccptahle
            to CCC and CCC Inc. to receive process on its hchalf. It shall promptly notify APN of the appointment of that
            other person.


32. COUNTERPARTS

This Agreemenl may be executed in any number of counterparts. All counterparts will be laken to constitute one instrument.

33. INDEPENDENT EXPERT

Unless otherwise provided in this iAgreement, the following provisions shall apply to an~ Independent Expert appointed in respect of a dispute bet~veen the Directors or Shareholders and to the proceedings and decision of that expert.
      (a) ll~e Independent Expert must be a suitably qualified expert who has no direct or indirect personal interest
            in the outcome of the decision he or shc is requested to make.

      (b) The Independent Expert will be selected by agreement between the disputing Directors or Shareholders or, failing agreemenl between them within 7 days after they commence to discuss the selection of that Independent E~pert, by the President of the Institute of Chartered Accountants.

      (c) The matter which the Independen~ Expert is required to determine must be referred to him or her by written submission which must state the specific matter to be determined together with all other reasonably relevant
            matters including any requirements under this Agreement
            relating to that matter.

      (d) The Independent Expert will give due weight to any representations put forward by a Director or Shareholder witbin any time limit prescribed by the Independent Expert in his or her discretion. The parties shall supply the Independent Expert with an~r information, assistance and co-operation which he or she may request in connection with his or her determination.

      (e) The fees and expenses of the Independent Expert will be borne by the disputing Shareholders in equal sbares unless the Expen, in his or her absolute discretion, determines that a disputing Shareholder should bear all
            or a greater proportion of them because of the conduct
            of that Shareholder.

      (f) The Independent Expen will give reasons for his determination.

      (g) The Independent Expert will aa as an expn and not as an arbitrator and his or her decision will, in the absence
            of manifest error, be final and binding on the Shareholders and the Company and not subject to review.

34. GUARANTEE

34. 1 Acknowledgment

APN Holdings and CCC Inc. ("Parent Companiesn) each acknowledge that it is a condition of CCC and APN respectively entering into this Agreement that they give the guarantee contained in this clause 34, and each also acknowledges lhat they have received valuable consideration.

34.2 Guarantee

      (a) APN Holdings unc~nditionally and irrevocably guarantees to CCC and CCC Lnc. the due and punctual performance by
            APN its obligations under this Agreement.

      (b)   CCC Inc. unconditionally and irrevocably guarantees
to
            APN and APN Holdings the -    duc and punctual
            performance by CCC of its obligatiorls under this Agreement.

      (c)   Without limiting the generality of paragraph (a) and
            (b) the obligations of the Parcnt Companies under those
            paragraphs apply in particular to the obligations of the Shareholders pursuant to Clause 6.2.

34.3 No relesse

The liability of a Parent Company pursuant to Clause 34.2 is not affected by anything which might release or exonerate or otherwise affect it at law or in equity including but not limited to one or more of the following:

      (a) a party granting time or other indulgence to, compromising with or panially releasing in any way that
            parent company;

      (b) laches, acquiescence, delay, variation or novation, acts or omissions on the part of any other party;

      (c) any alteration of this Agreement or any Agreement entered into in the prformance of this Agreement, with
            or without the consent of that Parent Company; and

      (d) the invalidity or unenforceability of an obligation or liability of a prson other than that Parent Company.
34.4 Continuing gusr~ntee

This guarantee is a continuing guarantee and is not discharged by any one payment.

34.5 No set-off

The Parent Companies may not, without the prior consent of a claimant, raise a set-off or counter claim available to the Parent
Company against the claimant in reduction of liability under this guarantee until all moneys due by the guaranteed party under or in re1ation to this Agreement are paid.

EXECUTED by the parties.